                           Registration No. 333-22557

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 POST-EFFECTIVE AMENDMENT NUMBER 2 TO FORM S-6


                     FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A.   Exact name of Trust:               Massachusetts Mutual
                                        Variable Life Separate
                                        Account I

B.   Name of Depositor:                 Massachusetts Mutual Life
                                        Insurance Company

C.   Complete address of                1295 State Street
     Depositor's principal              Springfield, MA  01111
     executive offices:

     It is proposed that this filing will become effective (check appropriate box)

_________ immediately upon filing pursuant to paragraph (b) of Rule 485.


____X____ on May 1, 1999 pursuant to paragraph (b) of Rule 485.


_________ 60 days after filing pursuant to paragraph (a) of Rule 485


_________ on May 1, 1999 pursuant to paragraph (a) of Rule 485.


_________ this post effective amendment designates a new effective date for a previously filed post effective amendment.

*STATEMENT PURSUANT TO RULE 24F-2


Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Rule 24f-2 Notice for the fiscal year ending December 31, 1998 was filed on or about March 22, 1999.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------
     1              Cover Page; Glossary; The Separate Account


     2              Cover Page; The Separate Account

     3              Investments of the Separate Account


     4              Sales and Other Agreements

     5              The Separate Account

     6              The Separate Account

     7              Not Applicable

     8              Not Applicable

     9              Legal Proceedings


     10             Cover Page; Premiums; Death Benefit Under the Policy; Free
                    Look Provision; Account Value; Policy Loan Privilege; The
                    Separate Account; Charges Under the Policy; Sales and Other
                    Agreements; When We Pay Proceeds; Payment Options; Our
                    Rights; Your Voting Rights;

     11             The Separate Account


     12             The Separate Account; Sales and Other Agreements

     13             The Separate Account; Charges Under the Policy


     14             Premiums; The Separate Account; Sales and Other Agreements

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------

     15             Premiums;

     16             Account Value;

     17             The Separate Account; Account Value and Payment Options


     18             The Separate Account

     19             Records and Reports

     20             Not Applicable


     21             Policy Loan Privilege


     22             Not Applicable

     23             Bonding Arrangement

     24             Limits on Our Right to Challenge the Policy; Suicide;
                    Misstatement of Age or Sex; Assignment; Beneficiary; Our
                    Rights; The Separate Account; Optional Benefits Obtainable by Rider


     25             Cover Page

     26             Not Applicable

     27             Cover Page

     28             Directors and Executive Officers of MassMutual

     29             Cover Page


     30             Not Applicable

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------
     31             Not Applicable

     32             Not Applicable

     33             Not Applicable

     34             Not Applicable


     35             Cover Page


     36             Not Applicable

     37             Not Applicable

     38             Sales and Other Agreements

     39             Sales and Other Agreements

     40             Sales and Other Agreements

     41             Sales and Other Agreements

     42             Not Applicable

     43             Sales and Other Agreements


     44             The Separate Account; Investment Return; Charges for Federal
                    Income Tax; Charges Under The Policy


     45             Not Applicable

     46             The Separate Account; Investment Return

     47             The Separate Account

     48             The Separate Account; Investment Return

     49             Not Applicable

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

Item No. of
Form N-8B-2         Caption
-----------         -------
     50             The Separate Account


     51             Cover Page; Availability; Underwriting; Free Look Provision;
                    Beneficiary; Reinstatement; Premiums


     52             The Separate Account; Your Voting Rights; Our Rights

     53             Federal Income Tax Considerations

     54             Not Applicable

     55             Not Applicable

     56             Not Applicable

     57             Not Applicable

     58             Not Applicable

     59             Financial Statements

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

 Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate


This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The group policy allows individual owners to elect certificates offering participation in MassMutual's fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as "policy" or "policies." The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. Subject to state availability, these investment options include a Guaranteed Principal Account ("GPA") and twenty-six Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:


MML Series Investment Fund                             Oppenheimer Variable Account Funds
MML Small Cap Value Equity Fund                        Oppenheimer Global Securities Fund/VA
MML Equity Fund                                        Oppenheimer Small Cap Growth Fund/VA
MML Equity Index Fund                                  Oppenheimer Aggressive Growth Fund/VA
MML Managed Bond Fund                                  Oppenheimer Capital Appreciation Fund/VA
                                                       Oppenheimer Main Street Growth & Income
                                                       Fund/VA
Panorama Series Fund, Inc.                             Oppenheimer Multiple Strategies Fund/VA
Panorama International Equity Portfolio                Oppenheimer High Income Fund/VA
Panorama Growth Portfolio                              Oppenheimer Strategic Bond Fund/VA
Panorama Total Return Portfolio                        Oppenheimer Bond Fund/VA
Panorama LifeSpan Capital Appreciation Portfolio       Oppenheimer Money Fund/VA
Panorama LifeSpan Balanced Portfolio
Panorama LifeSpan Diversified Income Portfolio


MFS(R) Variable Insurance TrustSM                      T. Rowe Price Equity Series, Inc.
MFS(R) New Discovery Series                            T. Rowe Price New America Growth Portfolio
MFS(R) Emerging Growth Series                          T. Rowe Price Mid-Cap Growth Portfolio
MFS(R) Research Series


Fidelity Variable Insurance Products Fund II
Contrafund Portfolio


The policy is "flexible" because You may select the timing and amount of premium payments. The policy is "adjustable" because You may choose to increase or decrease the death benefit and change the death benefit option under the policy. The policy is "variable" because the death benefit may, and cash surrender value will, vary.


MassMutual is a mutual life insurance company established in 1851 under the laws of Massachusetts. We are licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion. The mailing address for the Home Office is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.

                                  May 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to your advantage.

The policy is not available in all jurisdictions. This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

Table Of Contents                                                           Page
                                                                            ----

PART I -- General Provisions of the Policy ................................    5
  Availability ............................................................    5
  Underwriting ............................................................    5
  Charges Under the Policy ................................................    5
    Deductions from Premiums ..............................................    6
      Sales Load ..........................................................    6
      State Premium Tax Charge ............................................    6
      Deferred Acquisition Cost ("DAC") Tax Charge ........................    6
    Account Value Charges .................................................    6
      Administrative Charge ...............................................    7
      Cost of Insurance Charge ............................................    7
      Rider Charge ........................................................    7
    Separate Account Charges ..............................................    7
      Mortality and Expense Risk Charge ...................................    7
      Charges for Federal Income Taxes ....................................    7
    Fund Charges ..........................................................    7
    Other Charges .........................................................    8
      Withdrawal Charges ..................................................    8
      Loan Interest Rate Expense Charge ...................................    8
  The Separate Account ....................................................    8
    Investments of the Separate Account ...................................    8
      MML Series Investment Fund ..........................................    9
      Oppenheimer Variable Account Funds ..................................   10
      Panorama Series Fund, Inc. ..........................................   11
      MFS(R) Variable Insurance TrustSM ...................................   12
      T. Rowe Price Equity Series, Inc. ...................................   13
      Fidelity Variable Insurance Products Fund II ........................   13
      Fund Monitoring .....................................................   13
  The Guaranteed Principal Account ........................................   14
  Premiums ................................................................   14
    Minimum Initial Premium ...............................................   14
    Modal Term Premium ....................................................   14
    Minimum and Maximum Premium Payments ..................................   15
    Net Premium Allocation ................................................   15
  Termination .............................................................   15
    Grace Period ..........................................................   15
  Death Benefit Under the Policy ..........................................   15
    Minimum Face Amount ...................................................   15
    Death Benefit Options .................................................   15
    Changes in Selected Face Amount .......................................   16
  Account Value ...........................................................   16
    Investment Return .....................................................   17
    Cash Surrender Value ..................................................   17
    Transfers .............................................................   17
      Automated Account Value Transfer ....................................   18
      Automated Account Re-Balancing ......................................   18
    Withdrawals ...........................................................   18
  Policy Loan Privilege ...................................................   19
    Source of Loan ........................................................   19
    If Loans Exceed the Policy Account Value ..............................   19
    Interest ..............................................................   19
    Repayment .............................................................   20



    Interest Credited on Loaned Value .....................................   20
    Effect of Loan ........................................................   20
PART II -- Additional Provisions of the Policy ............................   20
  Paid-up Policy Date .....................................................   20
  Reinstatement ...........................................................   20
  Payment Options .........................................................   20
    Fixed Amount Payment Option ...........................................   20
    Fixed Time Payment Option .............................................   21
    Lifetime Payment Option ...............................................   21
    Interest Payment Option ...............................................   21
    Joint Lifetime Payment Option .........................................   21
    Joint Lifetime Payment Option with Reduced Payments ...................   21
    Withdrawal Rights under Payment Options ...............................   21
  Beneficiary .............................................................   21
  Changing the Policyowner or Beneficiary .................................   21
  Assignment ..............................................................   21
  Dividends ...............................................................   21
  Limits on Our Right to Challenge the Policy .............................   22
  Misstatement of Age .....................................................   22
  Suicide Exclusion .......................................................   22
  When We Pay Proceeds ....................................................   22
  Free Look Provision .....................................................   22
  Additional Benefits By Rider ............................................   23
    Accelerated Benefits Rider ............................................   23
    Accidental Death and Dismemberment Rider ..............................   23
    Waiver of Monthly Charges Rider .......................................   23
PART III -- Other Important Information ...................................   23
  Federal Income Tax Considerations .......................................   23
  Your Voting Rights ......................................................   25
  Our Rights ..............................................................   25
  Records and Reports .....................................................   26
  Sales and Other Agreements ..............................................   26
  Commissions .............................................................   27
  Bonding Arrangement .....................................................   27
  Legal Proceedings .......................................................   27
  Experts .................................................................   27
  Financial Statements ....................................................   27
Appendix A -- Glossary ....................................................   A-1
Appendix B -- Rates of Return .............................................   B-1
Appendix C -- Hypothetical Illustrations ..................................   C-1
Appendix D -- Directors of Massachusetts Mutual Life Insurance Company ....   D-1
Appendix E -- Modal Term Calculation ......................................   E-1
Appendix F -- Financial Statements ........................................   F-1


Part I - General Provisions
Of the Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy. You may review a copy of the policy upon request.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We refer to the certificates we issue to individuals who elect the variable rider as policy or policies.

We define the following terms in Appendix A:

     Application, Case, Employee, Employer, Enrollment Form, Group Contract, Insured, Issue Date, Modal Term, Monthly Calculation Date, Monthly Deduction, Net Premium, Participation Agreement, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period and Valuation Time.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a participation agreement requesting participation in a group contract We issue. We aggregate each individual in a group for purposes of determining:

     o    issue dates;

     o    policy dates;

     o    underwriting classification; and

     o    sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer. The policy is evidence of coverage under the group contract and You may exercise all rights and privileges under the policy through the employer. After termination of the employment or other relationship, You may exercise all rights and privileges directly with Us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide You the opportunity to allocate account value to the separate account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, We reserve the right to reject any purchase application.

Underwriting.

We do not require underwriting prior to the issuance of the variable rider. However, before We issue any certificate, We require satisfactory evidence of insurability. We do not require evidence of insurability under our guaranteed issue underwriting program.

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:

------------------------------------------------------------------------------------------------------------------------------------
Charges                                    Current Rate                                   Guaranteed Rate
------------------------------------------------------------------------------------------------------------------------------------
Deductions           Sales Load            0.75% of each premium                          5% of each premium
from Premium         Charge
                     State Premium         2.0% to 4.0% of each premium, depending        This charge will always equal the
                     Tax Charge            on Your state's applicable rate                applicable state rate
------------------------------------------------------------------------------------------------------------------------------------

                     Deferred              0.25% of each premium                          This charge will always represent the
                     Acquisition Cost                                                     expense to MassMutual of the deferred
                     Tax Charge                                                           acquisition cost tax

------------------------------------------------------------------------------------------------------------------------------------
Account Value        Administrative        $5.25 per month ($63.00 annually)              $9.00 per month ($108.00 annually)
Charges              Charge
------------------------------------------------------------------------------------------------------------------------------------
                     Cost of               A per thousand rate multiplied by the          The maximum monthly cost of insurance
                     Insurance             amount at risk each month. This charge         charge for each $1,000 of insurance is
                     Charge                varies by the insured's age and group          shown in the Table of Maximum Monthly
                                           rating                                         Mortality Charges in Your policy
------------------------------------------------------------------------------------------------------------------------------------
Separate             Mortality and         0.75% annually of each Separate Account        1.0% annually of each Separate Account
Account              Expense Risks         Division's assets                              Division's assets
Charges              Charge
------------------------------------------------------------------------------------------------------------------------------------
Fund Charges                               SEE FUND CHARGE TABLE                          SEE FUND CHARGE TABLE
------------------------------------------------------------------------------------------------------------------------------------
Other Charges        Withdrawal            2.0% of the withdrawn amount, but not          2.0% of the withdrawn amount, but not
                     Charge                greater than $25.00                            greater than $25.00
------------------------------------------------------------------------------------------------------------------------------------
                     Loan Interest         0.75%                                          1.25%
                     Crediting Rate
                     Charge
------------------------------------------------------------------------------------------------------------------------------------

Deductions from Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.

We deduct a sales load from Your premium for the expenses related to the sales load and distribution of the policies. The sales load varies for each employer group depending on:

     o    group enrollment procedures selected by the employer;

     o    total group premium paid by the employer;

     o    the size of the employer group; and

     o    other factors

All policies within an employer group will have the same sales load expressed as a percentage of premiums paid. The charge applies to premiums paid under the policy by either You or Your employer. Once the charge is set, it will never change for any of the policies issued to individuals under the same group.

The amount of the sales load in a policy year is not necessarily related to Our actual sales expenses for that particular year. To the extent that Our sales expenses are not covered by the sales load, they will be recovered from Our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge.

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against Us by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify Us of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost ("DAC") Tax Charge.

This charge is related to Our federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.

On each monthly calculation date, We deduct from Your account value the following charges:

     1.   An administrative charge;

     2.   A cost of insurance charge; and

     3.   Any rider charge (if applicable).

We deduct the monthly account value charges from the GPA on each monthly calculation date. If the value in the GPA is less than the account value charge, then We will deduct the deficiency from the Separate Account prorata according to Your value in the Separate Account Divisions.

1.   Administrative Charge.

We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2.   Cost of Insurance Charge.

(We refer to this charge as the "Mortality Charge" in Your policy.) We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

     o    Insured's age; and

     o    Group rating;

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3.   Rider Charge.

We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges

Mortality and Expense Risk Charge.

(We refer to this charge as the "Net Investment Factor Asset Charge" in Your policy.)

We charge the Separate Account Divisions for the mortality and expense risks We assume. We deduct this charge from the value of each Division's assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges for Federal Income Taxes.

We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.

The value of the Separate Account Divisions' assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds' total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998:

                                                                                             Total
                                                                        Other                Fund
                                                                       Expenses             Expenses
                                                                        After                After
                                                                       Expense              Expense
                                                  Management           Reimbur-             Reimbur-
Fund / Portfolio Name                                Fees               sements             sements
----------------------------------------------------------------------------------------------------

MML Small Cap Value Equity(1)                        0.39%               0.05%               0.44%
MML Equity(1)                                        0.37%               0.00%               0.37%
MML Equity Index                                     0.30%               0.20%               0.50%
MML Managed Bond(1)                                  0.45%               0.03%               0.48%
Oppenheimer Global Securities                        0.68%               0.06%               0.74%
Oppenheimer Small Cap Growth                         0.75%               0.12%               0.87%
Oppenheimer Aggressive Growth                        0.69%               0.02%               0.71%
Oppenheimer Capital Appreciation(2)                  0.72%               0.03%               0.75%
Opp. Main Street Growth & Income(3)                  0.74%               0.05%               0.79%
Oppenheimer Multiple Strategies                      0.72%               0.04%               0.76%
Oppenheimer High Income                              0.74%               0.04%               0.78%
Oppenheimer Strategic Bond                           0.74%               0.06%               0.80%
Oppenheimer Bond                                     0.72%               0.02%               0.74%
Oppenheimer Money                                    0.45%               0.05%               0.50%
Panorama International Equity                        1.00%               0.09%               1.09%
Panorama Growth                                      0.52%               0.01%               0.53%
Panorama Total Return                                0.53%               0.02%               0.55%
Panorama LifeSpan Capital Appreciation               0.85%               0.08%               0.93%
Panorama LifeSpan Balanced                           0.85%               0.08%               0.93%
Panorama LifeSpan Diversified Income                 0.75%               0.09%               0.84%
MFS(R) New Discovery(4)                              0.90%               0.25%               1.15%
MFS(R) Emerging Growth                               0.75%               0.10%               0.85%
MFS(R) Research                                      0.75%               0.11%               0.86%
T. Rowe Price New America Growth(6)                  0.85%               0.00%               0.85%
T. Rowe Price Mid-Cap Growth(6)                      0.85%               0.00%               0.85%
Fidelity VIP II Contrafund(5)                        0.59%               0.21%               0.80%



(1) MassMutual has agreed to bear the expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of these Funds through April 30, 2000. We do not expect that it will be required to reimburse any expenses of the Funds due to this undertaking in 1999.

(2) Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

(3) Prior to May, 1, 1999, this Fund was called Oppenheimer Growth & Income
Fund.

(4) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series. MFS has agreed to bear expenses for the series, subject to reimbursement by the series such that the series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the currant fiscal year. The expenses shown includes this reimbursement. If not included, the Other Expenses are estimated to be 5.22%. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on May 1, 2001.

(5) A portion of the brokerage commission that the Fidelity VIP II Contrafund pays is used to reduce its expenses. Additionally, this Portfolio has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the Total Fund Expenses for this Portfolio would have decreased to 0.75%.

(6) Management fees include operating expenses.


Other Charges.

Withdrawal Charges.

We deduct a charge from each withdrawal.

Loan Interest Rate Expense Charge.

We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual's or the Separate Account's management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions' income and realized or unrealized gains or losses without regard to any of MassMutual's other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments of the Separate Account.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established twenty-six Divisions within the policies' designated segment of the Separate Account. Each Separate Account Division invests in a corresponding Fund as follows:



--------------------------------------------------------------------------------
Division                                     Fund
--------------------------------------------------------------------------------
MML Small Cap Value                          MML Small Cap Value
Equity Division                              Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MML Equity Division                          MML Equity Fund
--------------------------------------------------------------------------------
MML Equity Index Division                    MML Equity Index Fund
--------------------------------------------------------------------------------
MML Managed Bond                             MML Managed Bond Fund
Division
--------------------------------------------------------------------------------

Oppenheimer Global                           Oppenheimer Global
Securities Division                          Securities Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Small Cap                        Oppenheimer Small Cap
Growth Division                              Growth Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Aggressive                       Oppenheimer Aggressive
Growth Division *                            Growth Fund/VA*
--------------------------------------------------------------------------------
Oppenheimer Capital                          Oppenheimer Capital
Appreciation Division**                      Appreciation Fund/VA**
--------------------------------------------------------------------------------
Oppenheimer Main Street                      Oppenheimer Main Street
Growth & Income Division***                  Growth & Income
                                             Fund/VA***
--------------------------------------------------------------------------------
Oppenheimer Multiple                         Oppenheimer Multiple
Strategies Division                          Strategies Fund/VA
--------------------------------------------------------------------------------
Oppenheimer High Income                      Oppenheimer High Income
Division                                     Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Strategic Bond                   Oppenheimer Strategic Bond
Division                                     Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Bond Division                    Oppenheimer Bond
                                             Fund/VA
--------------------------------------------------------------------------------
Oppenheimer Money                            Oppenheimer Money
Division                                     Fund/VA

--------------------------------------------------------------------------------
Panorama International                       Panorama International
Equity Division                              Equity Portfolio
--------------------------------------------------------------------------------
Panorama Growth Division                     Panorama Growth Portfolio
--------------------------------------------------------------------------------
Panorama Total Return                        Panorama Total Return
Division                                     Portfolio
--------------------------------------------------------------------------------
Panorama LifeSpan Capital                    Panorama LifeSpan Capital
Appreciation Division                        Appreciation Portfolio
--------------------------------------------------------------------------------
Panorama LifeSpan Balanced                   Panorama LifeSpan Balanced
Division                                     Portfolio
--------------------------------------------------------------------------------
Panorama LifeSpan                            Panorama LifeSpan
Diversified Income Division                  Diversified Income Portfolio
--------------------------------------------------------------------------------
MFS(R) New Discovery                         MFS(R) New Discovery Series
Division
--------------------------------------------------------------------------------
MFS(R) Emerging Growth                       MFS(R) Emerging Growth
Division                                     Series
--------------------------------------------------------------------------------
MFS(R) Research Division                     MFS(R) Research Series
--------------------------------------------------------------------------------
T. Rowe Price New America                    T. Rowe Price New America
Growth Division                              Growth Portfolio
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap                        T. Rowe Price Mid-Cap
Growth Division                              Growth Portfolio
--------------------------------------------------------------------------------

Fidelity Investments VIP II                  Fidelity VIP II Contrafund
Contrafund Division                          Portfolio

--------------------------------------------------------------------------------


*Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

**Prior to May 1, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division and the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

***Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.


As custodian for the Separate Account, MassMutual holds the shares of the underlying Funds purchased by the Separate Account Divisions. The Separate Account purchases and redeems shares of the Funds at their net asset value. The net asset value is determined at the time of receipt of the purchase order or redemption request.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.

There is no assurance that the Funds will achieve stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are attached to this prospectus. You should read the information contained in the Funds' prospectuses before making allocations to any Division of the Separate Account.

MML Series Investment Fund


The MML Series Investment Fund (the "MML Trust") is a no-load, open-end investment company. The MML Small Cap Value Equity Fund, MML Equity Fund, MML Equity Index Fund and MML Managed Bond Fund (collectively, the "MML Funds") are separate series of shares of the MML Trust.


MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. ("Babson") serves as the investment sub-adviser to the MML Equity Fund and the MML Small Cap Value Equity Fund. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

MassMutual has also entered into an agreement with Mellon Equity Associates LLP ("Mellon Equity") to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.


MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual also serves as the investment adviser to MassMutual Corporate Value Partners, Limited; MassMutual High Yield Partners, II, LLC; MassMutual/Darby CBO LLC; Somers CDO, Limited; and MassMutual Institutional Funds.

Citibank N.A. acts as custodian for the MML Trust, other than the MML Equity Index Fund. Its home office is located at 111 Wall Street, New York, NY, 10005. Boston Safe Deposit and Trust Company serves as the custodian of the MML Equity Index Fund. It is an indirect subsidiary of Mellon Bank Corporation and is located at One Boston Place, Boston, Massachusetts 02108.

MML Small Cap Value Equity Fund


The MML Small Cap Value Equity Fund seeks growth of capital and income by investing primarily in small company stocks.


MML Equity Fund


The MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.


MML Equity Index Fund


The MML Equity Index Fund seeks investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.)


MML Managed Bond Fund


The MML Managed Bond Fund seeks a high rate of return consistent with capital preservation by investing in investment grade, publicly traded, fixed income securities.

Oppenheimer Variable Account Funds

The Oppenheimer Variable Account Funds (the "Oppenheimer Funds") is an investment company consisting of ten separate funds. Oppenheimer Funds acts as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. Oppenheimer Global Securities Fund/VA, Oppenheimer Small Cap Growth Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Bond Fund/VA and Oppenheimer Money Fund/VA are part of the Oppenheimer Funds.


OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Funds. OFI also determines the composition of each respective portfolio and advises and recommends investment policies and the purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund.

OFI is located at Two World Trade Center, New York, NY 10048-0203 and has operated as an investment adviser since April 30, 1959. Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual, owns OFI. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

Bank of New York acts as custodian for the Oppenheimer Funds. Its home office is located at One Wall Street, New York, NY 10015.


Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation through investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

Oppenheimer Small Cap Growth Fund/VA

The Oppenheimer Small Cap Growth Fund/VA seeks capital appreciation. Current income is not an objective. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies with market capitalization less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options, in proportions which may vary from time to time.


Oppenheimer Aggressive Growth Fund/VA*

The Oppenheimer Aggressive Growth Fund/VA seeks long-term capital appreciation by investing in "growth-type" companies. *Prior to May 1, 1998, this Fund was called Oppenheimer Capital Appreciation Fund.

Oppenheimer Capital Appreciation Fund/VA*

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established long-term companies. It invests mainly in equity securities. *Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

Oppenheimer Main Street Growth & Income Fund/VA*

The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. *Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income Fund.

Oppenheimer Multiple Strategies Fund/VA

The Oppenheimer Multiple Strategies Fund/VA seeks a total return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and money market securities.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. government securities and lower-rated high yield securities of U.S. companies.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. The Fund will under normal market conditions invest at least 65% of its total assets in investment grade debt securities.

Oppenheimer Money Fund/VA

The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality money market securities.


Panorama Series Fund, Inc.


The Panorama Series Fund, Inc., ("Panorama Fund") is an open-end investment company. The Panorama Fund acts as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. The Panorama International Equity Portfolio, Panorama Growth Portfolio, Panorama Total Return Portfolio, Panorama LifeSpan Capital Appreciation Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Diversified Income Portfolio are separate series of the Panorama Fund.

OFI supervises the investment operations of the Panorama Fund. OFI also determines the composition of each Panorama Portfolio, and advises and recommends investment policies and purchase and sale of securities, under an investment advisory agreement with each Panorama Portfolio.

OFI has engaged three sub-advisers: Babson-Stewart Ivory International ("Babson-Stewart"), Credit Suisse Asset Management ("Credit Suisse") and Pilgrim Baxter & Associates ("Pilgrim Baxter") to provide day-to-day portfolio management for certain components of the Panorama LifeSpan Portfolios. Prior to January 12, 1999, Credit Suisse was known as BEA Associates.

Babson-Stewart located at One Memorial Drive, Cambridge, MA 02142, also serves as the sub-advisor to the Panorama International Equity Portfolio. Babson-Stewart was originally formed in 1987. Credit Suisse is located at One Corporate Center, 153 East 53rd Street, 57th Floor, New York, NY 10022. Pilgrim Baxter is located at 825 Duportail Road, Wayne, PA 19087.

Bank of New York acts as custodian for the Panorama Fund. Its home office is located at One Wall Street, New York, NY 10015.

Panorama International Equity Portfolio

The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.


Panorama Growth Portfolio


The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.


Panorama Total Return Portfolio


The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.


Panorama LifeSpan Capital Appreciation Portfolio


The Panorama LifeSpan Capital Appreciation Portfolio seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.


Panorama LifeSpan Balanced Portfolio


The Panorama LifeSpan Balanced Portfolio seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.


Panorama LifeSpan Diversified Income Portfolio


The Panorama LifeSpan Diversified Income Portfolio seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated consisting primarily of bonds.


MFS(R) Variable Insurance TrustSM

The MFS(R) Variable Insurance TrustSM ("MFS Trust") is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS(R) New Discovery Series, MFS(R) Emerging Growth Series and MFS(R) Research Series (collectively referred to as "MFS Series") are each a separate series of shares of the MFS Trust.

Massachusetts Financial Services Company ("MFS Co.") advises the MFS Series. MFS Co. is a Delaware corporation and is located at 500 Bolyston Street, Boston, MA 02116.

State Street Bank and Trust Company is the custodian of the MFS Series. It is located at 225 Franklin Street, Boston, MA 02110.

MFS(R) New Discovery Series


The MFS(R) New Discovery Series seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in companies that are believed to offer superior prospects for growth. Such securities may either be listed on the securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.


MFS(R) Emerging Growth Series


The MFS(R) Emerging Growth Series seeks long-term growth of capital by investing primarily in common stocks of companies which are early in their life cycle, but which have the potential to become major enterprises (emerging growth companies).


MFS(R) Research Series


The MFS(R) Research Series seeks long-term growth of capital and future income by investing a substantial portion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the Fund's assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.


T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio and
T. Rowe Price New America Growth Portfolio are each a separate series of shares of T. Rowe Price Equity Series, Inc.

T. Rowe Price Associates, Inc. ("T. Rowe Price") was founded in 1937 and is the investment adviser to each of the Portfolios. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

State Street Bank and Trust Company and The Chase Manhattan Bank, N.A., London are the custodians for the T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. The custodians' main offices are located at 225 Franklin Street, Boston, MA 02110 and Woolgate House, Coleman Street, London, EC2P 2HD, England, respectively.

T. Rowe Price Mid-Cap Growth Portfolio


The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.


T. Rowe Price New America Growth Portfolio


The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing in the common stocks of U.S. growth companies operating in service industries. Most of Portfolio assets are invested in service companies, we believe are above-average performers in their fields. The Portfolio may also invest up to 25% of total assets in nonservice-related growth companies.

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. The Fidelity Investments VIP II Contrafund Portfolio is a diversified fund of Fidelity Investments VIP II.

Fidelity Management & Research Company ("FMR") is the investment adviser to the Fidelity VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investment has its principal business address at 82 Devonshire Street, Boston, MA.

Fidelity Management & Research (U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, assist FMR with foreign investments. They each serve as sub-advisers for the Fidelity VIP II Contrafund Portfolio. The custodian for the VIP II Contrafund Portfolio is Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA.

Fidelity Investments VIP II Contrafund Portfolio

The Fidelity Investments VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.


Fund Monitoring.


The MML Trust, Oppenheimer Funds, Panorama Fund, MFS Trust, T. Rowe Price Equity Series, Inc. and Fidelity VIP II were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Funds, MFS Trust, T. Rowe Price Equity Series, Inc. and Fidelity VIP II are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.


Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts. As a result, certain conflicts of interests between variable annuity owners, variable life insurance policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

The Guaranteed Principal Account (GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual's general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less a charge we declare. This charge is currently 0.75% and will not exceed 1.25%.

Although We are not obligated to credit interest at a rate higher than this minimum, We will credit and guarantee a secondary interest rate, which may be higher but will never be lower than the minimum, for the calendar year 1999. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are two premium concepts under the policy:

     1.   Minimum Initial Premium.

     2.   Modal Term Premium.

1.   Minimum Initial Premium.

You must pay the minimum initial premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your variable rider. The minimum initial premium is $500 and it must be paid in one lump sum.

There is no $500 minimum initial premium payment requirement to activate the variable rider in the states where We issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

2.   Modal Term Premium.

Your employer pays the estimated premium amount that is necessary to cover the premium deductions and monthly deductions We assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a modal term premium. The period of time selected by Your employer can be one month, one quarter, a six month period or one year. We call this period of time the modal term.

We base the modal term premium for a policy upon:

     o    cost of insurance rates;

     o    the sales load;

     o    the state premium tax charge;


     o    the deferred acquisition cost tax charge;


     o    the administrative charge; and

     o    any applicable rider charges.

The modal term premium for Your policy may be subject to minimum and maximum amounts depending on:

     o    the selected face amount of Your policy;

     o    the insured's age; and

     o    the employer group.

Please refer to Appendix E for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then We will send Your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then We will send Your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to Us. Your modal term is specified in Your policy's schedule page.

If You become disassociated with the employer, You may elect to continue the policy on Your own. If You choose to continue the policy, You will become vested in all policy rights previously held by Your employer, including the right to change the modal term to any mode but monthly. In this event, We will discontinue billing for Your modal term premium.

There is no penalty if the employer does not pay the modal term premium. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment.

Minimum and Maximum Premium Payments.

While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. There are no minimum or maximum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.

You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account Divisions and the GPA at any time. You may also change Your allocation of future net premiums at any time without charge. To allocate net premiums or to transfer account value to a ninth Separate Account Division, You must transfer 100% of the account value from one or more of Your eight selected Separate Account Divisions.

During Your free look period, we will apply Your first net premium to the GPA, provided the premium equals or exceeds the minimum net first policy premium. At the end of the free look period, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction. Your policy will then enter a 61- day grace period.

Grace Period.

We allow You 61 days to pay any premium necessary to cover an overdue monthly deduction. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, the policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days or 30 days after We have mailed the written notice.

Death Benefit Under the Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.

To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentages depend upon the insured's age.

Death Benefit Options.

In the application or enrollment form, You choose a selected face amount and death benefit option. We offer two death benefit options:

     1.   Death Benefit Option A:
          the death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.

     2.   Death Benefit Option B:
          the death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, We will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

     o We add the part of any account value charges that apply for the period beyond the date of death; and

     o    We deduct any policy debt outstanding on the date of death; and

     o    We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit option A, the death benefit amount is unaffected by Your policy's investment experience unless the death benefit is based on the minimum face amount. Under death benefit option B, the death benefit amount may increase or decrease by investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

Example: The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

                                                  Policy A            Policy B
                                                  --------            --------
(a)  Selected face amount:                        $100,000            $100,000

(b)  Account value on
     date of death                                 $30,000             $50,000

(c)  Minimum face amount
     percentage on date of death:                     280%                280%

(e)  Minimum face amount
     (b x c):                                      $84,000            $140,000

     Death benefit if
     death benefit option A
     is in effect
     [greater of (a) or (d)]:                     $100,000            $140,000

     Death benefit if
     death benefit option B
     is in effect [greater of
     (a + b) or (d)]:                             $130,000            $150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

You may change Your death benefit option by written request and subject to Our guidelines regarding proof of insurability. There is no charge for a change in death benefit option. The effective date of the change will be Your first policy anniversary on, or next following, the later of:

     o 15 days after We receive and approve Your written request for such change; or

     o    the requested effective date of the change.

Changes In Selected Face Amount.

You may increase the selected face amount by sending Us a new enrollment form, or by sending Us an application if You are no longer associated with your employer. We may request adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date following the insured's 75th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

     o 15 days after We have received and approved Your written request for such change; or

     o    the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

You may also decrease Your policy's selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

     o 15 days after We receive and approve Your written request for such change;

     o the one year period following the effective date of Your previously requested decrease; or

     o    the requested effective date of the change.

Account Value.

The account value of Your policy is the value in the Separate Account Divisions plus the value in the GPA. Initially, this value equals the net amount of the first premium You and Your employer paid under the policy. We apply this amount to the GPA until the expiration of the free look period. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions. We always apply billed modal term premiums payable by the employer to the GPA.

The purchase and sale of accumulation units will affect Your account value in the Separate Account Divisions. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.

The investment return of a policy is based on:

     o The account value held in each Separate Account Division for that policy;

     o The investment experience of each Separate Account Division as measured by its actual net rate of return; and

     o    The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

     o increases or decreases in the net asset value of the shares of the underlying fund;

     o    any dividend or capital gains distributions declared by the fund; and

     o    any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.

You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

     o    Account value; less

     o    Any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date We receive the policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.

You may transfer all or part of the account value among the policy's Separate Account Divisions and the GPA by written request. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of eight Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a ninth Division, You must transfer 100% of the account value from one or more of the eight active Separate Account Divisions.

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than twelve transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer may not exceed the lesser of:

     o    25% of Your account value in the GPA at the time of Your transfer, or

     o Your account value in the GPA less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

For purposes of this transfer restriction, Your account value in the GPA does not include policy debt. However, You may transfer 100% of Your account value in the GPA to the Separate Account if:

     o You have transferred 25% of Your account value in the GPA in each of the previous three policy years, and

     o You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

Automated Account Value Transfer.

Automated account value transfer allows You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

     o    the Separate Account Division We are to transfer from; and

     o    the Separate Account Division(s) and/or GPA We are to transfer to; and

     o    the length of time during which transfers will continue.

If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Automated Account Re-Balancing.


Automated account re-balancing permits You to maintain a specified whole-number percentage of Your account value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed written request in order to begin Your automated account re-balancing program. Then, We will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust Your account value to Your specified percentage. The minimum amount We will transfer under this provision is $5.00.


This program allows You to maintain a specific fund allocation. Quarterly re-balancing is based on Your policy year. We will re-balance Your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided We receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, You may only reduce Your allocation to the GPA by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after We receive Your request at the Home Office. If We receive the request before the end of the free look period, Your first re-balancing will occur at the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the GPA to the Separate Account.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Withdrawals.

After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

     o Minimum withdrawal amount: $500 (before deducting the withdrawal charge).

     o Maximum withdrawal amount: cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA in excess of one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction, and subject to restrictions on amounts in the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA. A withdrawal from the GPA may not exceed an amount equal to one plus the number of monthly calculation dates remaining in Your modal term multiplied by Your most recent monthly deduction.


We deduct a charge of 2.0% of the amount You withdraw. This charge will not exceed $25.00.


We will reduce Your account value by the amount of the withdrawal. If necessary, We will reduce Your policy's selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

The policy loan privilege becomes effective 6 months after the policy date. You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

     o    90% of your account value at the time of the loan; less

     o    any outstanding policy debt before the new loan; less

     o interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

     o an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

You must properly assign Your policy to Us as collateral for the loan.

Source of Loan.

We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. However, an amount equal to one plus the number of monthly calculation dates remaining in Your modal term multiplied by your most recent monthly deduction must remain in the GPA. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

     o the New York Stock Exchange is closed, except for normal weekend and holiday closings, or

     o    trading is restricted, or

     o the Securities and Exchange Commission determines that an emergency exists, or

     o    the Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed the Policy Account Value.

Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy. If We terminate Your policy for this reason, We will notify You, and any assignee shown on our records, in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 30 days after the date We mailed the notice, the policy terminates without value at the end of those 30 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.

Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service. If Moody's is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

     o the published monthly average for the calendar month ending two months before the policy year begins; or

     o    5%.

We will increase the rate if the maximum limit is at least 1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least 1/2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.

You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

Interest Credited on Loaned Value.

The amount equal to any outstanding policy loans is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge. This charge is currently .75%. We guarantee that this charge will not exceed 1.25%.

Effect of Loan.

Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy's account value equal to the loan is held in the GPA. The Separate Account's investment performance does not affect this amount. Tax consequences may result if You have policy debt when you surrender Your policy.

Part II - Additional Provisions of the Policy.

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured's 100th birthday. On this date, Your selected face amount automatically changes to equal the account value. As of this date and thereafter, the death benefit option will be death benefit option A, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured's lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

     o A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

     o    Evidence of insurability satisfactory to us; and

     o Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.


If We do reinstate the policy, Your policy's selected face amount for the reinstated policy will be the same as if the policy had not terminated.


Payment Options.

Upon full surrender or the insured's death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

     A. Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

     B. Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

               o    the total amount applied;

               o    the period selected;

               o    and the interest rate We credit to the unpaid balance.

     C. Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

               o    Payments for life only;

               o Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

               o Payments guaranteed for the amount applied or the death of the named person, whichever is later.

     D. Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

     E. Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

     o Payments guaranteed for 10 years or when both named persons die, whichever is later; and

     o Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

     F. Joint Lifetime Payment Option with Reduced Payments. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options.

If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option. However, You may not withdraw payments which are based on a named person's life.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to reinstate the policy after termination.

If no beneficiary is living when the insured dies, we will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner's estate.

Changing the Policyowner or Beneficiary.

You may change the policyowner or any beneficiary during the insured's lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before We receive it. Different rules apply if You named an irrevocable beneficiary.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any allocated dividend for the year death occurs. We do not expect to pay any dividends under the policies.

Limits on Our Right to Challenge the Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age.

We will make an adjustment if the insured's date of birth in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If We make the adjustment before the insured dies, We will base future monthly deductions on the correct age.

Suicide Exclusion.

If the insured commits suicide whether sane or insane within two years from the issue date, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.


If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.


When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the cash surrender value, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

     o It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

     o The Securities and Exchange Commission determines that an emergency exists; or

     o The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date the We receive the request at Our Home Office.

We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time. The minimum amount of such interest is $25.

Free Look Provision.

You may cancel the certificate within 10 days (or longer if required by state law) after You have received the certificate. Your election of the variable account rider does not increase or decrease the duration of this free look period. If You choose to cancel the certificate within the free look period, You should mail or deliver the certificate and certificate delivery receipt (if applicable) either to Us or to the agent who sold the certificate or to one of our agency offices. If the You cancel the certificate in this fashion, We will make a refund to You. The refund equals either:

     o the account value plus any premium deduction(s) and monthly deduction(s) reduced by any amounts You borrowed or withdrew; or,

     o where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn.

During the free look period, We will apply the initial net premium We receive under certificates to which a variable rider has been added to the GPA. If You elect the variable account rider after the free look period applicable to Your certificate has expired, We will apply the net premiums You pay among the GPA and the Divisions of the Separate Account in accordance with Your instructions.

Additional Benefits By Rider.

At Your employer's request, the policy can include additional benefits. We approve these benefits based on Our standards and limits for issuing insurance and classifying risks. Any additional benefit We provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from Your account value. Subject to state availability, the following riders are available.

Accelerated Benefits Rider.

This rider permits part of the proceeds of the policy to be available before death if the Insured becomes terminally ill. We will require proof, satisfactory to Us, that the Insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, We establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies.

Accidental Death and Dismemberment Rider.

With this rider We will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the Insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider's selected face amount will be the lesser of the policy's selected face amount or $500,000. Your employer determines whether this rider becomes available under Your policy.

--------------------------------------------------------------------------------
                                                          Percent of
                                                          Rider Face
            Loss of                                     Amount Payable
--------------------------------------------------------------------------------
             Life                                            100
--------------------------------------------------------------------------------
          Both Limbs                                         100
--------------------------------------------------------------------------------
          Both Arms                                          100
--------------------------------------------------------------------------------
      Sight of Both Eyes                                     100
--------------------------------------------------------------------------------
One Limb and Sight of One Eye                                100
--------------------------------------------------------------------------------
 One Arm and Sight of One Eye                                100
--------------------------------------------------------------------------------
     One Limb or One Arm                                      50
--------------------------------------------------------------------------------
      Vision of One Eye                                       50
--------------------------------------------------------------------------------

Waiver of Monthly Charges Rider.

This rider allows Us to waive the account value charges of Your policy for at least two years if:

     o the insured becomes totally disabled before the policy anniversary after the insured's 65th birthday; and

     o    such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

     o    The insured is no longer disabled; or

     o You do not give us the required satisfactory proof of continued total disability; or

     o    The insured fails or refuses to have a required examination; or

     o The policy anniversary date after the insured's 65th birthday, or, if later, the date two years from the date the total disability began.

Part III - Other Important Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums and Loans.

We believe the policy meets the statutory definition of life insurance under Internal Revenue Code ("Code") Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy's death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, only the portion of the death benefit equal to premiums paid for the policy may be excluded from gross income.

Upon Your full surrender of a policy for its cash surrender value, You may recognize ordinary income for federal tax purposes. Ordinary income is the amount by which:

     o    account value, including

     o    outstanding policy debt (which may include unpaid interest), exceeds

     o    premiums paid but not previously recovered.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Generally, if a taxable event does not otherwise exist, a withdrawal is taxable only if it exceeds Your yet unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. We also believe that under current law any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy's cash value at date of death.

Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Modified Endowment Contracts.

If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional "7-pay test." A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits.

Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

     o    distributions made on or after the date the taxpayer attains age 59
          1/2; or

     o    distributions attributable to the taxpayer's becoming disabled; or

     o distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.

To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds' shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

Our Rights.

We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

     o Create new segments of the Separate Account for any new variable life insurance products We create in the future;

     o    Create new Separate Accounts;

     o    Combine any two or more Separate Accounts;

     o Make available additional Separate Account Divisions investing in additional investment companies;

     o    Eliminate one or more Separate Account Divisions;

     o Substitute or merge two or more Separate Account Divisions or Separate Accounts;

     o Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

     o Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

     o De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

     o    Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

     o    Your account value at the beginning of the previous policy year;

     o    all premiums paid during the previous policy year;

     o all additions to and deductions from Your account value during the policy year; and

     o the account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC ("MML Distributors") a wholly-owned subsidiary of MassMutual, is the principal underwriter of the policy. MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the policies. Both MML Distributors and MMLISI are located at 1414 Main Street, Springfield, MA 01144-1013. Each underwriter is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer under the Securities Exchange Act of 1934. Each is also a member of the National Association of Securities Dealers, Inc. ("NASD").

MML Distributors may enter into selling agreements with other registered SEC broker-dealers who are also members of the NASD. These are selling brokers.

We also sell the policies through state insurance licensed agents. These agents are also registered representatives of selling brokers or of MMLISI.


When a supplement to the application requesting one of the policies is completed, it is submitted to us. We or the selling broker perform suitability review, and in some cases, We perform insurance underwriting. If We accept the application, we determine the insured's risk classification. If We do not accept the application, We will refund any premium paid.


Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies. We pay commissions through MMLISI and MML Distributors to agents and selling brokers.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.


Commissions.


Agents or selling brokers receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 24% of Modal Term Premiums, plus 3% of premiums paid in excess of the Modal Term Premium, plus 0.20% of the Policy's average annual Variable Account Value.

Agents and General Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

If a selling broker, agent or General Agent produces $1,000,000 of excess premium from the sale of a policy during any calendar year, We will pay that selling broker, agent or General Agent additional compensation equal to 1% of the excess premium received during that calendar year in which the production goal was met. We define excess premium as premium We receive in excess of the policy's modal term premium.

Bonding Arrangement.

We maintain an insurance company blanket bond which provides $50,000,000 coverage for MassMutual officers and employees and general agents and agents. The blanket bond is subject to a $350,000 deductible.

Year 2000.


Like other businesses and governments around the world, We could be adversely affected if the computer systems used by Us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, We began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on Our own behalf and on behalf of certain subsidiaries. We are addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. We are also seeking assurances from vendors, customers, service providers, governments and others with which We conduct business, to determine their year 2000 readiness.

The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to Us.


Legal Proceedings.

We are currently not involved in any material legal proceedings that adversely impact the policy.

Experts.


We have included the financial statements of MassMutual and the Strategic Group Variable Universal Life segment of MassMutual Variable Life Separate Account I in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.


John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.


You should consider the financial statements of MassMutual and the Strategic Group Variable Universal Life segment of the Separate Account included in Appendix F of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A - Glossary

Application:


The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after You cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.


Case:

A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee:

A person who is associated with an employer and the spouse of such person.

Employer:

The employer, association, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form:

A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract:

A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by Us.

Insured:

Person whose life the policy insures.

Issue Date:

The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term:

A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term is specified in Your policy schedule page.

Monthly Calculation Date:

The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions:

The deductions from the account value under the policy which We generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium:

Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement:

An agreement executed by the employer requesting participation in a group contract issued by Us.

Policy Anniversary:

The anniversary of the policy date.

Policy Date:

The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:

The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:

The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:

A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:

The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:

The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Appendix B - Rates of Return


Table 1 shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds, after deductions of investment management fees and other operating expenses. This Table is based on December 31, 1998 figures. The Effective Annual Rates of Return do not reflect the deduction of the mortality and expense risk charge, premium deductions, the administrative charge or cost of insurance charges.

Table 2 shows the Effective Annual Rates of Return of the Separate Account Divisions. These returns are based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charge. The Effective Annual Rates of Return do not reflect premium deductions, the administrative charge, cost of insurance charges or face amount charges. This table is based on December 31, 1998 figures. It assumes the Separate Account Divisions have been in operation for the same periods as the underlying Funds in which they invest. Also, it reflects the total of the income generated by the Funds' net of investment management fees and other operating expenses, plus realized or unrealized capital gains and losses.

Table 3 shows the One Year Total Returns of the Funds based on actual investment performance. It reflects the deduction of investment management fees and other operating expenses. This table is based on December 31, 1998 annualized figures. These rates of return do not reflect the deduction of the mortality and expense risk charge, premium deductions, the administrative charge or cost of insurance charges.


Since Tables 1, 2 and 3 do not reflect deductions from premiums or the administrative and cost of insurance charges, the rates do not illustrate how actual investment performance will affect the benefits under the policy. If these charges were included, the returns would be lower.

The rates of return shown do not indicate future performance. You may consider these rates of returns when assessing Funds' investment advisers and sub-advisers competence and performance.

                                    TABLE 1
                      EFFECTIVE ANNUAL RATES OF RETURN(1)
                            AS OF DECEMBER 31, 1998


------------------------------------------------------------------------------------------------------------------------------------
                                                      1           3           5          10          15          20         Since
Fund (Inception Date)                                Year       Years       Years       Years       Years       Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

MML Small Cap Value Equity Fund
(6/1/98)                                               --          --          --          --          --          --      -23.88%
MML Equity Fund (9/15/71)(2)                        16.20%      21.57%      19.66%      16.39%      15.76%      16.86%      14.84%
MML Equity Index Fund (5/1/97)                      28.22%         --          --          --          --          --       31.03%
MML Managed Bond Fund (12/16/81)                     8.14%       7.06%       7.07%       9.19%      10.16%         --       10.24%
Oppenheimer Global Securities
Fund/VA (11/12/90)(3)                               14.11%      18.06%       9.67%         --          --          --       12.49%
Oppenheimer Small Cap Growth
Fund/VA (5/1/98)(3)                                    --          --          --          --          --          --       -4.00%
Oppenheimer Aggressive Growth
Fund/VA (8/15/86)(3)                                12.36%      14.69%      13.06%      16.12%         --          --       15.07%
Oppenheimer Capital Appreciation
Fund/VA (4/3/85)(3,7)                               24.00%      25.29%      22.10%      16.85%         --          --       16.03%
Oppenheimer Main Street Growth &
Income Fund/VA (7/5/95)(3,8)                         4.70%      22.49%         --          --          --          --       27.00%
Oppenheimer Multiple Strategies
Fund/VA (2/9/87)(3)                                  6.66%      13.03%      11.43%      11.22%         --          --       11.57%
Oppenheimer High Income Fund/VA
(4/30/86)(3)                                         0.31%       9.06%       8.62%      12.71%         --          --       12.26%
Oppenheimer Strategic Bond Fund/VA
(5/3/93)(3)                                          2.90%       7.82%       6.83%         --          --          --        6.79%
Oppenheimer Bond Fund/VA
(4/3/85)(3)                                          6.80%       6.93%       7.01%       9.28%         --          --        9.66%
Oppenheimer Money Fund/VA
(4/3/85)(3,4,5)                                      5.25%       5.23%       5.10%       5.61%         --          --        5.88%
Panorama International Equity
Portfolio (5/13/92)                                 19.40%      13.49%      10.34%         --          --          --       10.21%
Panorama Growth Portfolio (1/21/82)                  8.43%      17.66%      17.47%      18.02%      15.74%         --       17.70%
Panorama Total Return Portfolio
(9/30/82)                                           10.90%      13.22%      12.14%      13.72%      13.11%         --       13.86%
Panorama LifeSpan Capital
Appreciation Portfolio (9/1/95)                      6.49%      12.23%         --          --          --          --       13.11%
Panorama LifeSpan Balanced
Portfolio (9/1/95)                                   6.17%      10.54%         --          --          --          --       11.39%
Panorama LifeSpan Diversified
Income Portfolio (9/1/95)                            4.88%       8.06%         --          --          --          --        9.02%
MFS(R) New Discovery Series (5/1/98)                   --          --          --          --          --          --        2.20%
MFS(R) Emerging Growth Series
(7/24/95)                                           34.16%      24.16%         --          --          --          --       26.55%


                        EFFECTIVE ANNUAL RATES OF RETURN(1)
                       AS OF DECEMBER 31, 1998(continued)



------------------------------------------------------------------------------------------------------------------------------------
                                                      1           3           5          10          15          20         Since
Fund (Inception Date)                                Year       Years       Years       Years       Years       Years     Inception
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research Series (7/26/95)                    23.39%      21.99%         --          --          --          --       22.52%
T. Rowe Price Mid-Cap Growth
Portfolio (12/31/96)                                22.08%         --          --          --          --          --       20.43%
T. Rowe Price New America Growth
Portfolio (3/31/94)                                 18.51%      19.90%         --          --          --          --       22.56%
Fidelity Variable Insurance Products
Fund II Contrafund Portfolio (1/3/95)(6)            29.94%      25.03%         --          --          --          --       28.59%



1. The Effective Annual Rates Of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

2. Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

3.   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

4. Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

5. An investment in money market funds is neither insured nor guaranteed by the U.S. Government and such a fund's net asset value is not guaranteed to remain stable at $1.00 per share.

6. Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

7.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

8.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income
     Fund.

The chart below shows the Effective Annual Rates Of Return Of Each Division Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense charge. The current mortality and expense risk charge is 0.75%. These returns do not reflect expenses or administrative and cost of insurance charges assessed against the account value of the policy. The inclusion of these charges would reduce the returns shown.


                                    TABLE 2
   EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT
                            AS OF DECEMBER 31, 1998


-----------------------------------------------------------------------------------------------------------------------
                                                                 1               5              10             Since
Division (Inception Date)                                       Year           Years           Years         Inception
-----------------------------------------------------------------------------------------------------------------------

MML Small Cap Value Equity Division
(6/1/98)                                                          --              --              --          -24.63%
MML Equity Division (9/15/71)(1)                               15.45%          18.91%          15.64%          14.09%
MML Equity Index Division (5/1/97)                             27.47%             --              --           30.28%
MML Managed Bond Division (12/16/81)                            7.39%           6.32%           8.44%           9.49%
Oppenheimer Global Securities Division
(11/12/90)(2)                                                  13.36%           8.92%             --           11.74%
Oppenheimer Small Cap Growth Division
(5/1/98)(2)                                                       --              --              --           -4.75%
Oppenheimer Aggressive Growth Division
(8/15/86)(2,5)                                                 11.61%          12.31%          15.37%          14.32%
Oppenheimer Capital Appreciation Division
(4/3/85)(2,6)                                                  23.25%          21.35%          16.10%          15.28%
Oppenheimer Main Street Growth & Income
Division (7/5/95)(2,7)                                          3.95%             --              --           26.25%
Oppenheimer Multiple Strategies Division
(2/9/87)(2)                                                     5.91%          10.68%          10.47%          10.82%
Oppenheimer High Income Division (4/30/86)(2)                  -0.44%           7.87%          11.96%          11.51%
Oppenheimer Strategic Bond Division (5/3/93)(2)                 2.15%           6.08%             --            6.04%
Oppenheimer Bond Division (4/3/85)(2)                           6.05%           6.26%           8.53%           8.91%
Oppenheimer Money Division (4/3/85)(2,3)                        4.50%           4.35%           4.86%           5.13%
Panorama International Equity Division
(5/13/92)                                                      18.65%           9.59%             --            9.46%
Panorama Growth Division (1/21/82)                              7.68%          16.72%          17.27%          16.95%
Panorama Total Return Division (9/30/82)                       10.15%          11.39%          12.97%          13.11%
Panorama LifeSpan Capital Appreciation
Portfolio (9/1/95)                                              5.74%             --              --           12.36%
Panorama LifeSpan Balanced Portfolio (9/1/95)                   5.42%             --              --           10.64%
Panorama LifeSpan Diversified Income
Portfolio (9/1/95)                                              4.13%             --              --            8.27%
MFS(R) New Discovery Division (5/1/98)                            --              --              --            1.45%
MFS(R) Emerging Growth Division (7/24/95)                      33.41%             --              --           25.80%


   EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT
                       AS OF DECEMBER 31, 1998(continued)




-----------------------------------------------------------------------------------------------------------------------
                                                                 1                5              10            Since
Division (Inception Date)                                       Year            Years           Years        Inception
-----------------------------------------------------------------------------------------------------------------------
MFS(R) Research Division (7/26/95)                             22.64%             --              --           21.77%
T. Rowe Price Mid-Cap Growth Division
(12/31/96)                                                     21.33%             --              --           19.68%
T. Rowe Price New America Growth Division
(3/31/94)                                                      17.76%             --              --           21.81%
Fidelity Variable Insurance Products Fund II
Contrafund Division(4)                                         29.19%             --              --           27.84%



The returns for any Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Separate Account Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Separate Account Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Separate Account Divisions. The inception date of Strategic Group Variable Universal Life is 5/1/97. The performance figures above are based on the performance of the Separate Account's underlying Funds. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Group Variable Universal Life. You may obtain a personalized illustration which reflects charges based on your individual characteristics. Please refer to the prospectus for additional information including sample hypothetical illustrations.

1. Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.

2.   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

3. Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.

4. Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

5. Prior to May 1, 1999, this Division was called Oppenheimer Capital Appreciation Division.

6.   Prior to May 1, 1999, this Division was called Oppenheimer Growth Division.

7. Prior to May 1, 1999, this Division was called Oppenheimer Growth & Income Division.

                                    TABLE 3
                           ONE YEAR TOTAL RETURNS(1)


------------------------------------------------------------------------------------------------------------------------------------
      For the year ended                                      1998      1997     1996     1995     1994     1993     1992      1991
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund
(6/1/98)(2)                                                 -23.88%       --       --       --       --       --       --        --
MML Equity Fund (9/15/71)(3)                                 16.20%    28.59%   20.25%   31.13%    4.10%    9.52%   10.48%    25.56%
MML Equity Index Fund (5/1/97)                               28.22%    21.93%      --       --       --       --       --        --
MML Mgd. Bond Fund (12/16/81)(3)                              8.14%     9.91%    3.25%   19.14%   (3.76)%  11.81%    7.31%    16.66%
Opp. Global Securities Fund/VA
(11/12/90)(4)                                                14.11%    22.42%   17.80%    2.24%   (5.72)%  70.32%   (7.11)%    3.39%
Opp. Small Cap Growth Fund/VA
(5/1/98)(4,5)                                                (4.00)%      --       --       --       --       --       --        --
Opp. Aggressive Growth Fund/VA
(8/15/86)(4)                                                 12.36%    11.67%   20.23%   32.52%   (7.59)%  27.32%   15.42%    54.72%
Opp. Capital Appreciation Fund/VA
(4/3/85)(4,7)                                                24.00%    26.69%   25.20%   36.66%    0.97%    7.25%   14.53%    25.54%
Opp. Main Street Growth & Income
Fund/VA (7/5/95)(4,8)                                         4.70%    32.48%   32.51%   23.25%      --       --       --        --
Opp. Multi. Strategies Fund/VA (2/9/87)(4)                    6.66%    17.22%   15.50%   21.36%   (1.95)%  15.95%    8.99%    17.48%
Opp. High Income Fund/VA (4/30/86)(4)                         0.31%    12.22%   15.25%   20.37%   (3.18)%  26.34%   17.92%    33.91%
Opp. Strategic Bond Fund/VA (5/3/93)(4)                       2.90%     8.71%   12.07%   15.33%   (3.78)%   4.25%      --        --
Opp. Bond Fund/VA (4/3/85)(4)                                 6.80%     9.26%    4.80%   17.00%   (1.94)%  13.04%    6.50%    17.63%
Opp. Money Fund/VA (4/3/85)(4)                                5.25%     5.32%    5.13%    5.62%   (4.21)%   3.16%    4.03%     6.18%
Panorama International Equity Portfolio
(5/13/92)                                                    19.40%     8.11%   13.26%   10.30%    1.44%   21.80%   (4.32)%      --
Panorama Growth Portfolio (1/21/82)(3)                        8.43%    26.37%   18.87%   38.06%   (0.51)%  21.22%   12.36%    37.53%
Panorama Total Return Portfolio
(9/30/82)(3)                                                 10.90%    18.81%   10.14%   24.66%   (1.97)%  16.28%   10.21%    28.79%
Panorama LifeSpan Capital Appreciation
Portfolio (9/1/95)                                            6.49%    12.53%   17.97%    6.65%      --       --       --        --
Panorama LifeSpan Balanced Portfolio
(9/1/95)                                                      6.17%    12.20%   13.38%    6.08%      --       --       --        --
Panorama LifeSpan Diversified Income
Portfolio (9/1/95)                                            4.88%    12.51%    6.93%    5.69%      --       --       --        --
MFS(R) New Discovery Series (5/1/98)(5)                       2.20%       --       --       --       --       --       --        --
MFS(R) Emerging Growth Series (7/24/95)                      34.16%    21.90%   17.02%      --       --       --       --        --
MFS(R) Research Series (7/26/95)                             23.39%    20.26%   22.33%      --       --       --       --        --
T. Rowe Price Mid-Cap Growth Portfolio
(12/31/96)                                                   22.08%    18.80%      --       --       --       --       --        --
T. Rowe Price New America Growth
Portfolio (3/31/94)                                          18.51%    21.12%   20.09%   51.10%    1.00%      --       --        --
Fidelity Variable Insurance Products
Fund II Contrafund Portfolio (1/3/95)(6)                     29.94%    24.14%   21.22%   39.72%      --       --       --        --



------------------------------------------------------------------------------------------------------------------------------------
      For the year ended                                      1990      1989     1988     1987     1986     1985     1984      1983
------------------------------------------------------------------------------------------------------------------------------------
MML Small Cap Value Equity Fund
(6/1/98)(2)                                                     --        --       --       --       --        --       --       --
MML Equity Fund (9/15/71)(3)                                 (0.51)%   23.04%   16.68%    2.10%   20.15%    30.54%    5.40%   22.85%
MML Equity Index Fund (5/1/97)                                  --        --       --       --       --        --       --       --
MML Mgd. Bond Fund (12/16/81)(3)                              8.38%    12.83%    7.13%    2.60%   14.46%    19.94%   11.69%    7.26%
Opp. Global Securities Fund/VA
(11/12/90)(4)                                                 0.40%       --       --       --       --        --       --       --
Opp. Small Cap Growth Fund/VA (5/1/98)(4)                       --        --       --       --       --        --       --       --
Opp. Aggressive Growth Fund/VA
(8/15/86)(4)                                                 (16.82)%  27.57%   13.41%   14.34%   (1.65)%      --       --       --
Opp. Capital Appreciation Fund/VA
(4/3/85)(4,7)                                                (8.21)%   23.59%   22.09%    3.31%   17.76%     9.50%      --       --
Opp. Main Street Growth & Income
Fund/VA (7/5/95)(4,8)                                           --        --       --       --       --        --       --       --
Opp. Multi. Strategies Fund/VA (2/9/87)(4)                    1.91%    15.76%   22.15%    3.97%      --        --       --       --
Opp. High Income Fund/VA (4/30/86)(4)                         4.65%     4.84%   15.58%    8.07%    4.73%       --       --       --
Opp. Strategic Bond Fund/VA (5/3/93)(4)                         --        --       --       --       --        --       --       --
Opp. Bond Fund/VA (4/3/85)(4)                                 7.92%    13.32%    8.97%    2.53%   10.12%    18.82%      --       --
Opp. Money Fund/VA (4/3/85)(4)                                7.84%     9.56%    6.96%    6.75%    6.00%     5.00%      --       --
Panorama International Equity Portfolio
(5/13/92)                                                       --        --       --       --       --        --       --       --
Panorama Growth Portfolio (1/21/82)(3)                       (7.90)%   35.81%   14.46%    0.25%   11.58%    27.31%    4.89%   32.72%
Panorama Total Return Portfolio
(9/30/82)(3)                                                  0.50%    22.98%   11.64%    4.26%   12.58%    25.43%    6.68%   20.20%
Panorama LifeSpan Capital Appreciation
Portfolio (9/1/95)                                              --        --       --       --       --        --       --       --
Panorama LifeSpan Balanced Portfolio
(9/1/95)                                                        --        --       --       --       --        --       --       --
Panorama LifeSpan Diversified Income
Portfolio (9/1/95)                                              --        --       --       --       --        --       --       --
MFS(R) New Discovery Series (5/1/98)(5)                         --        --       --       --       --        --       --       --
MFS(R) Emerging Growth Series (7/24/95)                         --        --       --       --       --        --       --       --
MFS(R) Research Series (7/26/95)                                --        --       --       --       --        --       --       --
T. Rowe Price Mid-Cap Growth Portfolio
(12/31/96)                                                      --        --       --       --       --        --       --       --
T. Rowe Price New America Growth
Portfolio (3/31/94)                                             --        --       --       --       --        --       --       --
Fidelity Variable Insurance Products
Fund II Contrafund Portfolio (1/3/95)(6)                        --        --       --       --       --        --       --       --



1. The figures shown are one year total returns from inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the account value of the Policies. If these charges were included, the total return figures would be lower. They may be considered in assessing the competence and performance of each of the Funds' investment advisers.

2.   This is the return for the period June 1, 1998 to December 31, 1998.

3.   The figures for the MML Equity Fund from 1974 through 1981 are as follows:
     1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%; 1978: 3.71%;
     1979: 19.54% 1980: 27.62%; 1981: 6.67%; 1982: 25.67%. The figure for 1982 for the MML Managed Bond Fund is 22.79%. The figure for 1982 for the Panorama Growth Portfolio is 33.00%. The figure for 1982 for the Panorama Total Return Portfolio is 8.10%.

4.   Each Oppenheimer Fund is a series of Oppenheimer Variable Account Funds.

5.   This is the return for the period May 1, 1998 to December 31, 1998.

6. Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee structure were in place and reflected in the performance. Fidelity Investments is a registered trademark of FMR Corporation.

7.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth Fund.

8.   Prior to May 1, 1999, this Fund was called Oppenheimer Growth & Income
     Fund.

Appendix C

Illustrations of Death Benefits (Option A & Option B), Cash Surrender Values and Accumulated Premiums


The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time, assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. Illustration 1 shows death benefit option A using the current schedule of charges. Illustration 2 shows death benefit option A using the guaranteed schedule of charges. Illustration 3 shows death benefit option B using the current schedule of charges. Illustration 4 shows death benefit option B using the guaranteed schedule of charges.


The tables are based on the following assumptions: 1) the policyowner is issue age 45; 2) the policyowner has requested a level selected face amount of $250,000; 3) no policy loans have been made, 4) the employer has selected an annual modal term; 5) the modal term premium is always allocated to the GPA; 6) the GPA credits the modal term premium interest at an annual rate of 3%; and 7) and the policyowner makes annual premium payments of $4,000 in excess of the modal term premium for 20 years which are allocated to the Separate Account.

These tables will assist in the comparison of death benefits and cash surrender values for the policy with those under other variable life policies which may be issued by Us or other companies.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return of the funds averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the funds averaged 0%, 6% or 12% but varied above or below that average for particular funds.

The tables assume that the modal term premium is credited interest at a guaranteed rate of 3%. The current credited rate is higher than 3%. Therefore, if current rates were used, the cash surrender values for the policy illustrated in the tables would be higher.


The death benefits and cash surrender values shown in Illustrations 1 & 3 reflect a state premium tax deduction of 2% and a DAC Tax deduction of 0.25%, Fund level expenses of 0.75% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, Panorama Fund, MFS Trust, T. Rowe Price Equity Series Inc., and Fidelity Investments VIP Fund II shares held by the Separate Account (This unweighted average reflects current fund level expenses), plus the following current charges:


1.   A sales load of 0.75% of premium.

2.   Administrative charge, equal to $5.25 per month.

3. Cost of insurance protection, based on the current guaranteed select issue rates being charged by the Company.

4. Mortality and expense risk charge, which is equal to 0.75% on an annual basis, of the net asset value of the fund shares held by the Separate Account.

The select cost of insurance rates are applicable to new business where the insureds meet our current underwriting guidelines. The standard cost of insurance rates are applicable to new business where insureds do not meet our current underwriting guidelines. The standard rates are higher than the select rates but in no event will they exceed the guaranteed cost of insurance rates.


The death benefits and cash surrender values shown in Illustrations 2 & 4 reflect a state premium tax deduction of 2% and a DAC Tax deduction of 0.25%, Fund level expenses of 0.75% on an annual basis, of the net assets of the MML Trust, Oppenheimer Trust, Panorama Fund, MFS Trust, T. Rowe Price Equity Series Inc., and Fidelity Investments VIP II shares held by the Separate Account (This unweighted average reflects current fund level expenses), plus the following guaranteed charges:


1. A sales load of 5% of premium (We will establish a sales load between 0.75% to 5% of premium for a policy upon its issuance. However, once the sales load is established, it will not change for the life of the policy.)

2.   Administrative charge, equal to $9.00 per month.

3.   Cost of insurance charge, based on 125% of the 1980 CSO Mortality Table.

4. Mortality and expense risk charge, which is equal to 1.00% on an annual basis, of the net asset value of the fund shares held by the Separate Account.

Currently no charge is made against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.


The fifth column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.


Cash surrender values show in the tables reflect the deduction of applicable premium taxes for a case with an initial case premium paid of $250,000. Taking into account the mortality and expense risk charge and the fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be - 1.486%, 4.425% and 10.336%, respectively, on a guaranteed basis would be -1.730%, 4.167% and 10.063%, respectively.

                         Illustration 1

    VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE

Age 45, Unismoker, Unisex
$250,000 Selected Face Amount - All Years
Assumes 2 Types of Premium Received on an Annual Basis:
o    Modal Term Premium, plus
o    $4,000 Premium
Using Current Schedule of Charges
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

                                                                       Death Benefit (Option A)            Cash Surrender Value
                                                       Premiums    -------------------------------     -----------------------------
                                                     Accumulated     Assuming Hypothetical Gross        Assuming Hypothetical Gross
  End of                                   Total        At 5%        Annual Investment Return of        Annual Investment Return of
  Policy        Modal Term  Additional    Premium      Interest    -------------------------------     -----------------------------
   Year           Premium    Premium        Paid       Per Year       0%         6%         12%          0%         6%        12%
  ------        ----------  ----------    -------    -----------   --------   --------   ---------     ------    -------   ---------

    1              $382       $4,000       $4,382       $4,601     $250,000   $250,000    $250,000     $3,828     $4,057      $4,287
    2               418        4,000        4,418        9,470      250,000    250,000     250,000      7,604      8,300       9,023
    3               456        4,000        4,456       14,622      250,000    250,000     250,000     11,333     12,739      14,257
    4               515        4,000        4,515       20,094      250,000    250,000     250,000     15,016     17,385      20,043
    5               551        4,000        4,551       25,877      250,000    250,000     250,000     18,655     22,247      26,439
    6               608        4,000        4,608       32,010      250,000    250,000     250,000     22,255     27,341      33,514
    7               682        4,000        4,682       38,526      250,000    250,000     250,000     25,819     32,680      41,342
    8               764        4,000        4,764       45,455      250,000    250,000     250,000     29,351     38,279      50,007
    9               853        4,000        4,853       52,823      250,000    250,000     250,000     32,858     44,157      59,604
   10               954        4,000        4,954       60,666      250,000    250,000     250,000     36,343     50,332      70,237
   11             1,065        4,000        5,065       69,018      250,000    250,000     250,000     39,814     56,825      82,026
   12             1,168        4,000        5,168       77,895      250,000    250,000     250,000     43,274     63,654      95,095
   13             1,280        4,000        5,280       87,334      250,000    250,000     250,000     46,729     70,844     109,590
   14             1,406        4,000        5,406       97,377      250,000    250,000     257,630     50,187     78,422     125,673
   15             1,548        4,000        5,548      108,071      250,000    250,000     286,805     53,659     86,419     143,402
   16             1,706        4,000        5,706      119,466      250,000    250,000     316,063     57,153     94,870     162,919
   17             1,923        4,000        5,923      131,658      250,000    250,000     350,351     60,693    103,832     184,395
   18             2,124        4,000        6,124      144,671      250,000    250,000     384,836     64,284    113,337     208,019
   19             2,339        4,000        6,339      158,561      250,000    250,000     421,209     67,940    123,433     234,005
20 (age 65)       2,576        4,000        6,576      173,394      250,000    250,000     462,115     71,680    134,180     262,566
   21                 0            0            0      182,063      250,000    250,000     493,568     68,852    138,719     286,958
   22                 0            0            0      191,167      250,000    250,000     526,939     65,689    143,367     313,654
   23                 0            0            0      200,725      250,000    250,000     562,445     62,224    148,166     342,954
   24                 0            0            0      210,761      250,000    250,000     603,747     58,503    153,125     374,998
   25                 0            0            0      221,299      250,000    250,000     643,608     54,497    158,257     409,942
   26                 0            0            0      232,364      250,000    251,902     689,876     50,167    163,573     447,971
   27                 0            0            0      243,982      250,000    255,274     738,926     45,468    169,056     489,355
   28                 0            0            0      256,181      250,000    258,528     790,896     40,351    174,681     534,389
   29                 0            0            0      268,991      250,000    261,639     845,927     34,753    180,441     583,398
   30                 0            0            0      282,440      250,000    264,607     904,168     28,600    186,343     636,738
   31                 0            0            0      296,562      250,000    269,201     972,165     21,634    192,287     694,404
   32                 0            0            0      311,390      250,000    273,633   1,044,350     13,783    198,285     756,776
   33                 0            0            0      326,960      250,000    275,900   1,112,868      4,771    204,370     824,347
   34                 0            0            0      343,308            0    279,925   1,193,293          0    210,470     897,213
   35                 0            0            0      360,473            0    283,715   1,278,203          0    216,577     975,728
   40                 0            0            0      460,065            0    304,168   1,806,634          0    247,291   1,468,808
   45                 0            0            0      587,173            0    324,317   2,539,425          0    277,194   2,170,448
   50                 0            0            0      749,398            0    341,847   3,528,389          0    307,970   3,178,729



It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 Illustration 2


    VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE

Age 45, Unismoker, Unisex
$250,000 Selected Face Amount - All Years
Assumes 2 Types of Premium Received on an Annual Basis:
o    Modal Term Premium, plus
o    $4,000 Premium
Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option A
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

                                                                       Death Benefit (Option A)           Cash Surrender Value
                                                       Premiums    -------------------------------     ---------------------------
                                                     Accumulated     Assuming Hypothetical Gross       Assuming Hypothetical Gross
  End of                                   Total        At 5%        Annual Investment Return of       Annual Investment Return of
  Policy        Modal Term  Additional    Premium      Interest    -------------------------------     ---------------------------
   Year           Premium    Premium        Paid       Per Year       0%         6%         12%          0%        6%        12%
  ------        ----------  ----------    -------    -----------   --------   --------   ---------     ------    ------    -------

    1              $382       $4,000       $4,382       $4,601     $250,000   $250,000   $250,000      $2,507    $2,698     $2,889
    2               418        4,000        4,418        9,470      250,000    250,000    250,000       4,909     5,446      6,008
    3               456        4,000        4,456       14,622      250,000    250,000    250,000       7,204     8,246      9,379
    4               515        4,000        4,515       20,094      250,000    250,000    250,000       9,406    11,113     13,045
    5               551        4,000        4,551       25,877      250,000    250,000    250,000      11,485    14,018     17,005
    6               608        4,000        4,608       32,010      250,000    250,000    250,000      13,446    16,971     21,301
    7               682        4,000        4,682       38,526      250,000    250,000    250,000      15,292    19,976     25,974
    8               764        4,000        4,764       45,455      250,000    250,000    250,000      17,013    23,026     31,059
    9               853        4,000        4,853       52,823      250,000    250,000    250,000      18,593    26,112     36,595
   10               954        4,000        4,954       60,666      250,000    250,000    250,000      20,026    29,230     42,633
   11             1,065        4,000        5,065       69,018      250,000    250,000    250,000      21,313    32,387     49,240
   12             1,168        4,000        5,168       77,895      250,000    250,000    250,000      22,433    35,567     56,477
   13             1,280        4,000        5,280       87,334      250,000    250,000    250,000      23,388    38,780     64,431
   14             1,406        4,000        5,406       97,377      250,000    250,000    250,000      24,178    42,033     73,210
   15             1,548        4,000        5,548      108,071      250,000    250,000    250,000      24,793    45,326     82,927
   16             1,706        4,000        5,706      119,466      250,000    250,000    250,000      25,211    48,653     93,711
   17             1,923        4,000        5,923      131,658      250,000    250,000    250,000      25,447    52,046    105,757
   18             2,124        4,000        6,124      144,671      250,000    250,000    250,000      25,425    55,450    119,211
   19             2,339        4,000        6,339      158,561      250,000    250,000    250,000      25,098    58,842    134,285
20 (age 65)       2,576        4,000        6,576      173,394      250,000    250,000    265,911      24,430    62,214    151,086
   21                 0            0            0      182,063      250,000    250,000    279,593      16,944    58,764    162,554
   22                 0            0            0      191,167      250,000    250,000    293,617       8,668    54,476    174,772
   23                 0            0            0      200,725            0    250,000    307,997           0    49,230    187,803
   24                 0            0            0      210,761            0    250,000    324,630           0    42,867    201,633
   25                 0            0            0      221,299            0    250,000    339,733           0    35,174    216,390
   26                 0            0            0      232,364            0    250,000    357,318           0    25,865    232,025
   27                 0            0            0      243,982            0    250,000    375,311           0    14,553    248,550
   28                 0            0            0      256,181            0    250,000    393,644           0       735    265,976
   29                 0            0            0      268,991            0          0    412,262           0         0    284,319
   30                 0            0            0      282,440            0          0    431,151           0         0    303,627
   31                 0            0            0      296,562            0          0    453,228           0         0    323,735
   32                 0            0            0      311,390            0          0    475,648           0         0    344,672
   33                 0            0            0      326,960            0          0    495,252           0         0    366,853
   34                 0            0            0      343,308            0          0    518,796           0         0    390,072
   35                 0            0            0      360,473            0          0    542,858           0         0    414,395
   40                 0            0            0      460,065            0          0    676,336           0         0    549,866
   45                 0            0            0      587,173            0          0    824,174           0         0    704,423
   50                 0            0            0      749,398            0          0    985,148           0         0    887,521



It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 Illustration 3

    VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE

Age 45, Unismoker, Unisex
$250,000 Selected Face Amount - All Years
Assumes 2 Types of Premium Received on an Annual Basis:
o    Modal Term Premium, plus
o    $4,000 Premium
Using Current Schedule of Charges
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

                                                                       Death Benefit (Option B)            Cash Surrender Value
                                                       Premiums    -------------------------------     -----------------------------
                                                     Accumulated     Assuming Hypothetical Gross        Assuming Hypothetical Gross
  End of                                   Total        At 5%        Annual Investment Return of        Annual Investment Return of
  Policy        Modal Term  Additional    Premium      Interest    -------------------------------     -----------------------------
   Year           Premium    Premium        Paid       Per Year       0%         6%         12%          0%         6%        12%
  ------        ----------  ----------    -------    -----------   --------   --------   ---------     ------    -------   ---------

    1              $382       $4,000       $4,382       $4,601     $253,822   $254,052    $254,281     $3,822     $4,052      $4,281
    2               418        4,000        4,418        9,470      257,588    258,283     259,005      7,588      8,283       9,005
    3               456        4,000        4,456       14,622      261,298    262,701     264,216     11,298     12,701      14,216
    4               515        4,000        4,515       20,094      264,952    267,315     269,967     14,952     17,315      19,967
    5               551        4,000        4,551       25,877      268,552    272,133     276,312     18,552     22,133      26,312
    6               608        4,000        4,608       32,010      272,099    277,164     283,312     22,099     27,164      33,312
    7               682        4,000        4,682       38,526      275,593    282,418     291,037     25,593     32,418      41,037
    8               764        4,000        4,764       45,455      279,036    287,904     299,560     29,036     37,904      49,560
    9               853        4,000        4,853       52,823      282,427    293,633     308,964     32,427     43,633      58,964
   10               954        4,000        4,954       60,666      285,768    299,616     319,340     35,768     49,616      69,340
   11             1,065        4,000        5,065       69,018      289,059    305,864     330,788     39,059     55,864      80,788
   12             1,168        4,000        5,168       77,895      292,301    312,388     343,420     42,301     62,388      93,420
   13             1,280        4,000        5,280       87,334      295,496    319,202     357,358     45,496     69,202     107,358
   14             1,406        4,000        5,406       97,377      298,643    326,316     372,737     48,643     76,316     122,737
   15             1,548        4,000        5,548      108,071      301,744    333,746     389,706     51,744     83,746     139,706
   16             1,706        4,000        5,706      119,466      304,798    341,505     408,428     54,798     91,505     158,428
   17             1,923        4,000        5,923      131,658      307,807    349,608     429,087     57,807     99,608     179,087
   18             2,124        4,000        6,124      144,671      310,772    358,069     451,881     60,772    108,069     201,881
   19             2,339        4,000        6,339      158,561      313,693    366,905     477,032     63,693    116,905     227,032
20 (age 65)       2,576        4,000        6,576      173,394      316,571    376,133     504,783     66,571    126,133     254,783
   21                 0            0            0      182,063      312,899    378,946     528,269     62,899    128,946     278,269
   22                 0            0            0      191,167      308,929    381,521     553,809     58,929    131,521     303,809
   23                 0            0            0      200,725      304,716    383,899     581,669     54,716    133,899     331,669
   24                 0            0            0      210,761      300,232    386,039     612,057     50,232    136,039     362,057
   25                 0            0            0      221,299      295,448    387,894     645,198     45,448    137,894     395,198
   26                 0            0            0      232,364      290,332    389,417     681,339     40,332    139,417     431,339
   27                 0            0            0      243,982      284,853    390,555     720,753     34,853    140,555     470,753
   28                 0            0            0      256,181      278,980    391,253     763,739     28,980    141,253     513,739
   29                 0            0            0      268,991      272,672    391,444     812,894     22,672    141,444     560,617
   30                 0            0            0      282,440      265,881    391,050     868,634     15,881    141,050     611,714
   31                 0            0            0      296,562      258,370    389,791     933,916      8,370    139,791     667,083
   32                 0            0            0      311,390      250,135    387,617   1,003,257        135    137,617     726,998
   33                 0            0            0      326,960            0    384,265   1,069,076          0    134,265     791,908
   34                 0            0            0      343,308            0    379,546   1,146,332          0    129,546     861,904
   35                 0            0            0      360,473            0    373,250   1,227,898          0    123,250     937,327
   40                 0            0            0      460,065            0    312,889   1,735,513          0     62,889   1,410,986
   45                 0            0            0      587,173            0          0   2,439,437          0          0   2,084,989
   50                 0            0            0      749,398            0          0   3,389,446          0          0   3,053,555



It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 Illustration 4

    VARIABLE RIDER TO FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE CERTIFICATE

Age 45, Unismoker, Unisex
$250,000 Selected Face Amount - All Years
Assumes 2 Types of Premium Received on an Annual Basis:
o    Modal Term Premium, plus
o    $4,000 Premium
Using Guaranteed Schedule of Charges (except fund level charges which are reflected on a current basis)
Illustrating Death Benefit Option B
Assumes Mandatory Employee Participation
Modal Term Premiums allocated to Guaranteed Principal Account credited at 3% annualized

                                                                       Death Benefit (Option B)           Cash Surrender Value
                                                       Premiums    -------------------------------     ---------------------------
                                                     Accumulated     Assuming Hypothetical Gross       Assuming Hypothetical Gross
  End of                                   Total        At 5%        Annual Investment Return of       Annual Investment Return of
  Policy        Modal Term  Additional    Premium      Interest    -------------------------------     ---------------------------
   Year           Premium    Premium        Paid       Per Year       0%         6%         12%          0%        6%        12%
  ------        ----------  ----------    -------    -----------   --------   --------   ---------     ------    ------    -------

    1              $382       $4,000       $4,382       $4,601     $252,489   $252,678   $252,868      $2,489    $2,678     $2,868
    2               418        4,000        4,418        9,470      254,855    255,387    255,943       4,855     5,387      5,943
    3               456        4,000        4,456       14,622      257,098    258,124    259,240       7,098     8,124      9,240
    4               515        4,000        4,515       20,094      259,228    260,900    262,792       9,228    10,900     12,792
    5               551        4,000        4,551       25,877      261,214    263,681    266,589      11,214    13,681     16,589
    6               608        4,000        4,608       32,010      263,059    266,470    270,657      13,059    16,470     20,657
    7               682        4,000        4,682       38,526      264,763    269,263    275,021      14,763    19,263     25,021
    8               764        4,000        4,764       45,455      266,312    272,045    279,693      16,312    22,045     29,693
    9               853        4,000        4,853       52,823      267,689    274,794    284,685      17,689    24,794     34,685
   10               954        4,000        4,954       60,666      268,885    277,497    290,015      18,885    27,497     40,015
   11             1,065        4,000        5,065       69,018      269,896    280,145    295,710      19,896    30,145     45,710
   12             1,168        4,000        5,168       77,895      270,702    282,712    301,784      20,702    32,712     51,784
   13             1,280        4,000        5,280       87,334      271,302    285,190    308,268      21,302    35,190     58,268
   14             1,406        4,000        5,406       97,377      271,697    287,573    315,203      21,697    37,573     65,203
   15             1,548        4,000        5,548      108,071      271,872    289,838    322,614      21,872    39,838     72,614
   16             1,706        4,000        5,706      119,466      271,805    291,952    330,522      21,805    41,952     80,522
   17             1,923        4,000        5,923      131,658      271,507    293,919    338,986      21,507    43,919     88,986
   18             2,124        4,000        6,124      144,671      270,898    295,645    347,974      20,898    45,645     97,974
   19             2,339        4,000        6,339      158,561      269,930    297,065    357,481      19,930    47,065    107,481
20 (age 65)       2,576        4,000        6,576      173,394      268,570    298,128    367,520      18,570    48,128    117,520
   21                 0            0            0      182,063      260,548    292,187    371,163      10,548    42,187    121,163
   22                 0            0            0      191,167      251,945    285,257    374,408       1,945    35,257    124,408
   23                 0            0            0      200,725            0    277,256    377,176           0    27,256    127,176
   24                 0            0            0      210,761            0    268,083    379,362           0    18,083    129,362
   25                 0            0            0      221,299            0    257,601    380,813           0     7,601    130,813
   26                 0            0            0      232,364            0          0    381,328           0         0    131,328
   27                 0            0            0      243,982            0          0    380,641           0         0    130,641
   28                 0            0            0      256,181            0          0    378,429           0         0    128,429
   29                 0            0            0      268,991            0          0    374,329           0         0    124,329
   30                 0            0            0      282,440            0          0    367,965           0         0    117,965
   31                 0            0            0      296,562            0          0    358,956           0         0    108,956
   32                 0            0            0      311,390            0          0    346,914           0         0     96,914
   33                 0            0            0      326,960            0          0    331,435           0         0     81,435
   34                 0            0            0      343,308            0          0    312,048           0         0     62,048
   35                 0            0            0      360,473            0          0    288,151           0         0     38,151
   40                 0            0            0      460,065            0          0          0           0         0          0
   45                 0            0            0      587,173            0          0          0           0         0          0
   50                 0            0            0      749,398            0          0          0           0         0          0



It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix D - Directors of Massachusetts Mutual Life Insurance Company

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------------------------------------------------------
Name, Position, Business Address                 Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Roger G. Ackerman, Director                      Corning, Inc.
One Riverfront Plaza, HQE 2                         Chairman and Chief Executive Officer (since 1996)
Corning, NY  14831                                  President and Chief Operating Officer (1990-1996)
--------------------------------------------------------------------------------------------------------------------------------
James R. Birle, Director                         Resolute Partners, LLC
2 Soundview Drive                                   Chairman (since 1997), Founder (1994)
Greenwich, CT  06836                                President (1994-1997)
                                                 Blackstone Group
                                                    General Partner (1988-1994)
--------------------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                              Computer Projections, Inc.
733 SW Vista Avenue                                 Chairman, President and CEO (since 1991)
Portland, OR  97205
--------------------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director                   SBC Communications Inc.
175 East Houston, Room 5-A-70                       Senior Vice President -- Regulatory and Public Affairs (since 1998)
San Antonio, TX  78205                              Senior Vice President and Assistant General Counsel (1995-1998)
                                                 Sullivan & Cromwell
                                                    Special Counsel (1993-1995)
                                                 U.S. Department of State
                                                 Asst. Secy. of State for Human Rights and Human. Affrs. (1992-1993)
--------------------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director                          The Brookings Institution
1775 Massachusetts Ave., N.W.                       Senior Fellow (since 1977)
Washington, DC  20036-2188
--------------------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director                        Ocean Energy, Inc.
1201 Louisiana, Suite 1400                          Vice Chairman (since 1998)
Houston, TX  77002-5603                          United Meridian Corporation
                                                    President and Chief Operating Officer (1996-1998)
                                                 Texaco, Inc.
                                                    Senior Vice President (1987-1996)
--------------------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director                       Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                               Senior Fellow (since 1995)
Glastonbury, CT  06033                           Northeast Utilities
                                                    Chairman of the Board (1993-1995) and Chief Executive
                                                    Officer (1983-1993)
--------------------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director                        Resolute Partners LLC
1 State Street, Suite 2310                          Partner (since 1997)
Hartford, CT  06103                              State Board of Trustees for the Hartford School System
                                                    Chairman (since 1997)
                                                 Heublein, Inc.
                                                    President and Chief Executive Officer (1987-1996)
--------------------------------------------------------------------------------------------------------------------------------

Charles K. Gifford, Director                     BankBoston, N.A.
100 Federal Street                                  Chairman and Chief Executive Officer (since 1996)
Boston, MA  02110                                   President (1989-1996)
                                                 BankBoston Corporation
                                                    Chairman (since 1998) and Chief Executive Officer (since 1995)
                                                    President (1989-1996)

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director                      Griggs & Santow, Inc.
75 Wall Street, 20th Floor                          Managing Director (since 1983)
New York, NY  10005
--------------------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director                       Pitney Bowes
One Landmark Square, Suite 1905                     Chairman, President and CEO (1983-1996)
Stamford, CT  06901
--------------------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director                 Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA  19006
--------------------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director                       Lubar & Co. Incorporated
700 North Water Street, Suite 1200                  Chairman (since 1977)
Milwaukee, WI  53202
--------------------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director                   Lucent Technologies
5 Peacock Lane                                      Senior Executive Vice President (1996-1996)
Village of Golf, FL  33436-5299                  AT&T Multimedia Products Group
                                                    Executive Vice President and CEO (1994-1996)
                                                 AT&T Network Systems Group
                                                    Executive Vice President and CEO (1993-1994)
                                                    Group Executive and President (1989-1993)
--------------------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director                        Peach State Real Estate Holding Company
55 Sandy Hook Road -- North                         Managing Partner (since 1984)
Sarasota, FL  34242
--------------------------------------------------------------------------------------------------------------------------------
Robert J. O'Connell, Director, President         MassMutual
and Chief Executive Officer                         President and Chief Executive Officer (since 1999)
1295 State Street                                American International Group, Inc.
Springfield, MA  01111                              Senior Vice President (1991-1998)
                                                 AIG Life Companies
                                                    President and Chief Executive Officer (1991-1998)
--------------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director and                  MassMutual
Chairman of the Board                               Chairman of the Board (since 1996)
1295 State Street                                   President (1988-1996) and Chief Executive Officer (1988-1999)
Springfield, MA  01111
--------------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director                        The Gillette Company
Prudential Tower                                    Chairman and Chief Executive Officer (since 1991)
Boston, MA  02199
--------------------------------------------------------------------------------------------------------------------------------

Executive Vice Presidents:

--------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                         MassMutual
1295 State Street                                   Executive Vice President and General Counsel (since 1993)
Springfield, MA  01111                              Senior Vice President and Deputy General Counsel (1992-1993)
--------------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                                  MassMutual
1295 State Street                                   Executive Vice President and Chief Information Officer (since 1997)
Springfield, MA  01111                              Senior Vice President (1990-1997)
--------------------------------------------------------------------------------------------------------------------------------
John B. Davies                                   MassMutual
1295 State Street                                   Executive Vice President (since 1994)
Springfield, MA  01111                              Associate Executive Vice President (1994-1994)
                                                    General Agent (1982-1993)
--------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                             MassMutual
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
1295 State Street                                   Executive Vice President (since 1994)
Springfield, MA  01111                              Corporate Financial Operations (1994-1997)
                                                    Senior Vice President (1991-1994)
--------------------------------------------------------------------------------------------------------------------------------
James E. Miller                                  MassMutual
1295 State Street                                   Executive Vice President (since 1997 and 1987-1996)
Springfield, MA  01111                           UniCare Life & Health
                                                    Senior Vice President (1996-1997)
--------------------------------------------------------------------------------------------------------------------------------
John V. Murphy                                   MassMutual
1295 State Street                                   Executive Vice President (since 1997)
Springfield, MA  01111                           David L. Babson & Co., Inc.
                                                    Executive Vice President and Chief Operating Officer (1995-1997)
                                                 Concert Capital Management, Inc.
                                                    Chief Operating Officer (1993-1995)
                                                 Liberty Financial Companies
                                                    Senior Vice President and Chief Financial Officer (1977-1993)
--------------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                              MassMutual
1295 State Street                                   Executive Vice President and Chief Financial Officer (since 1997)
Springfield, MA  01111                           HealthSource
                                                    Chief Financial Officer (1996-1996)
                                                 Coopers & Lybrand
                                                    Partner (1990-1996)
--------------------------------------------------------------------------------------------------------------------------------

Appendix E

MODAL TERM PREMIUM CALCULATION


The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the GPA.


Example:

     a.   Modal Term:                                         3 Months

     b.   Premium Deduction:                                     0.75%

     c.   Annual Interest Rate Used For
          Discounting Monthly Deduction(s):                         5%

     d.   Monthly Deduction In Month 1:                           $100

     e.   Monthly Deduction In Month 2:                           $110

     f.   Monthly Deduction In Month 3:                           $120

     g.   Sum of Monthly Charges Discounted At
          Monthly Equivalent Of 5%:                            $328.58

     h.   Modal Term Premium (g. divided by 1
          less Premium Deduction):                             $331.06
                                                               -------

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of the Strategic Group Variable Universal Life segment of Massachusetts Mutual Variable Life Separate Account I (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

                                      MML                 Oppenheimer             *Oppenheimer              Oppenheimer  Oppenheimer
                                    Equity    Oppenheimer    High     Oppenheimer    Capital    Oppenheimer  Multiple     Global
                                     Index       Money      Income       Bond     Appreciation    Growth    Strategies   Securities
                                   Division    Division    Division    Division     Division     Division    Division     Division
                                   --------    --------    --------    --------     --------     --------    --------     --------
ASSETS
Investments
  Number of shares (Note 2)          148,476    406,928      56,205      102,424       26,464       53,088     12,461       19,478
                                  ==========   ========    ========   ==========   ==========   ==========   ========     ========
  Identified cost (Note 3B)       $1,995,714   $406,928    $645,224   $1,222,947   $1,162,150   $1,795,926   $213,440     $418,829
                                  ==========   ========    ========   ==========   ==========   ==========   ========     ========
  Value (Note 3A)                 $2,265,741   $406,928    $619,376   $1,261,865   $1,186,357   $1,946,735   $212,456     $429,881

Dividends receivable                  34,016        677          --           --           --           --         --           --
Receivable from Massachusetts
  Mutual Life Insurance Company       48,822      3,521          --       36,925        3,663       29,599         --          358
                                  ----------   --------    --------   ----------   ----------   ----------   --------     --------
    Total assets                   2,348,579    411,126     619,376    1,298,790    1,190,020    1,976,334    212,456      430,239

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                  --         --       1,134           --           --           --        414           --
                                  ----------   --------    --------   ----------   ----------   ----------   --------     --------
NET ASSETS                        $2,348,579   $411,126    $618,242   $1,298,790   $1,190,020   $1,976,334   $212,042     $430,239
                                  ==========   ========    ========   ==========   ==========   ==========   ========     ========

Net Assets:
For Variable Life Insurance
  policies                        $2,347,285   $410,068    $617,233   $1,297,707   $1,188,992   $1,975,136   $209,938     $430,197
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                    1,294      1,058       1,009        1,083        1,028        1,198      2,104           42
                                  ----------   --------    --------   ----------   ----------   ----------   --------     --------
    Net assets                    $2,348,579   $411,126    $618,242   $1,298,790   $1,190,020   $1,976,334   $212,042     $430,239
                                  ==========   ========    ========   ==========   ==========   ==========   ========     ========

Accumulation units (Note 8)
  Policyowners                     1,814,694    388,110     612,062    1,196,999    1,157,578    1,649,057    201,267      390,953
  Massachusetts Mutual Life
    Insurance Company                  1,000      1,000       1,000        1,000        1,000        1,000      1,000        1,000
                                  ----------   --------    --------   ----------   ----------   ----------   --------     --------
    Total units                    1,815,694    389,110     613,062    1,197,999    1,158,578    1,650,057    202,267      391,953
                                  ==========   ========    ========   ==========   ==========   ==========   ========     ========

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998               $     1.29   $   1.06    $   1.01   $     1.08   $     1.03   $     1.20   $   1.05     $   1.10
  December 31, 1997                     1.02       1.01        1.01         1.02         0.92         0.97       0.99         0.97

*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 1998

                                                                                                 Panorama               Panorama
                                 Oppenheimer Oppenheimer                            Panorama     LifeSpan    Panorama   LifeSpan
                                  Strategic   Growth &     Panorama     Panorama  International Diversified  LifeSpan    Capital
                                    Bond       Income    Total Return    Growth      Equity       Income     Balanced  Appreciation
                                  Division    Division     Division     Division    Division     Division    Division    Division
                                  --------    --------     --------     --------    --------     --------    --------    --------
ASSETS
Investments
  Number of shares (Note 2)         77,474       56,753      632,663      315,669     94,135      42,089      53,357      38,157
                                  ========   ==========   ==========   ==========   ========     =======     =======     =======
  Identified cost (Note 3B)       $399,965   $1,225,681   $1,167,805   $1,060,652   $137,228     $48,325     $69,715     $52,054
                                  ========   ==========   ==========   ==========   ========     =======     =======     =======
  Value (Note 3B)                 $396,669   $1,162,291   $1,208,387   $1,032,239   $147,792     $49,245     $68,297     $51,893

Dividends receivable                    --           --           --           --         --          --          --          --
Receivable from Massachusetts
  Mutual Life Insurance Company         --        1,159           --        2,403        900          --          --          --
                                  --------   ----------   ----------   ----------   --------     -------     -------     -------
    Total assets                   396,669    1,163,450    1,208,387    1,034,642    148,692      49,245      68,297      51,893

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company          $    731   $       --   $        8   $       --   $     --     $   114     $   131     $    85
                                  --------   ----------   ----------   ----------   --------     -------     -------     -------
NET ASSETS                        $395,938   $1,163,450   $1,208,379   $1,034,642   $148,692     $49,131     $68,166     $51,808
                                  ========   ==========   ==========   ==========   ========     =======     =======     =======

Net Assets:
For Variable Life Insurance
  policies                         394,909    1,162,393    1,207,280    1,033,583    147,559      48,065      67,138      50,784
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company               $  1,029   $    1,057   $    1,099   $    1,059   $  1,133     $ 1,066     $ 1,028     $ 1,024
                                  --------   ----------   ----------   ----------   --------     -------     -------     -------
    Net assets                    $395,938   $1,163,450   $1,208,379   $1,034,642   $148,692     $49,131     $68,166     $51,808
                                  ========   ==========   ==========   ==========   ========     =======     =======     =======
Accumulation units (Note 8)
  Policyowners                     383,655    1,099,630    1,098,805      976,062    130,215      45,081      65,320      49,560
  Massachusetts Mutual Life
    Insurance Company                1,000        1,000        1,000        1,000      1,000       1,000       1,000       1,000
                                  --------   ----------   ----------   ----------   --------     -------     -------     -------
    Total units                    384,655    1,100,630    1,099,805      977,062    131,215      46,081      66,320      50,560
                                  ========   ==========   ==========   ==========   ========     =======     =======     =======

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998               $   1.03   $     1.06   $     1.10   $     1.06   $   1.13     $  1.07     $  1.03     $  1.02
  December 31, 1997                   1.01         1.02         1.00         0.98       0.96        1.02        0.98        0.97


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                         MML                Oppenheimer             *Oppenheimer            Oppenheimer  Oppenheimer
                                        Equity   Oppenheimer   High     Oppenheimer   Capital    Oppenheimer  Multiple     Global
                                         Index     Money      Income       Bond     Appreciation    Growth   Strategies  Securities
                                       Division   Division   Division    Division     Division     Division   Division    Division
                                       --------   --------   --------    --------     --------     --------   --------    --------
Investment income
Dividends (Note 3B)                  $  34,394    $11,095    $  9,293    $14,459      $10,539     $ 47,283    $ 4,515     $17,230
Expenses
Mortality and expense risk fees
  (Note 4)                              10,458      1,644       3,381      6,066        5,631        8,546      1,071       2,120
                                     ---------    -------    --------    -------      -------     --------    -------     -------
Net investment income (loss)
  (Note 3C)                             23,936      9,451       5,912      8,393        4,908       38,737      3,444      15,110
                                     ---------    -------    --------    -------      -------     --------    -------     -------
Net realized and unrealized gain
  (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C and 6)       4,223         --      (2,942)         2        1,258       (2,321)    (1,013)     (1,024)
Change in net unrealized
  appreciation/depreciation
  of investments                       270,019         --     (25,846)    38,909       24,284      150,834       (968)     11,081
                                     ---------    -------    --------    -------      -------     --------    -------     -------
Net gain (loss) on investments         274,242         --     (28,788)    38,911       25,542      148,513     (1,981)     10,057
                                     ---------    -------    --------    -------      -------     --------    -------     -------
Net increase (decrease) in net
  assets resulting from operations   $ 298,178    $ 9,451    $(22,876)   $47,304      $30,450     $187,250    $ 1,463     $25,167
                                     =========    =======    ========    =======      =======     ========    =======     =======

* This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF OPERATIONS (Continued)

For The Year Ended December 31, 1998

                                                                                                  Panorama               Panorama
                                    Oppenheimer Oppenheimer                          Panorama     LifeSpan    Panorama   LifeSpan
                                     Strategic   Growth &    Panorama    Panorama  International Diversified  LifeSpan    Capital
                                       Bond       Income   Total Return   Growth      Equity       Income     Balanced  Appreciation
                                     Division    Division    Division    Division    Division     Division    Division    Division
                                     --------    --------    --------    --------    --------     --------    --------    --------
Investment income
Dividends (Note 3B)                  $  5,017    $ 15,699    $ 37,146    $ 58,997    $    850     $    621    $  2,924    $  1,538
Expenses
Mortality and expense risk fees
  (Note 4)                              2,182       5,500       5,166       4,847         556          552         381         221
                                     --------    --------    --------    --------    --------     --------    --------    --------
Net investment income (loss)
  (Note 3C)                             2,835      10,199      31,980      54,150         294           69       2,543       1,317
                                     --------    --------    --------    --------    --------     --------    --------    --------
Net realized and unrealized gain
  (loss) on investments
Net realized gain (loss) on
  investments (Notes 3B, 3C and 6)        (49)     (1,985)     (4,047)     (2,259)         80       (1,213)       (231)        (19)
Change in net unrealized
  appreciation/depreciation
  of investments                       (3,286)    (63,406)     40,582     (28,399)     10,607          894      (1,395)       (132)
                                     --------    --------    --------    --------    --------     --------    --------    --------
Net gain (loss) on investments         (3,335)    (65,391)     36,535     (30,658)     10,687         (319)     (1,626)       (151)
                                     --------    --------    --------    --------    --------     --------    --------    --------
Net increase (decrease) in net
  assets resulting from operations   $   (500)   $(55,192)   $ 68,515    $ 23,492    $ 10,981     $   (250)   $    917    $  1,166
                                     ========    ========    ========    ========    ========     ========    ========    ========


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1998

                                  MML                   Oppenheimer               *Oppenheimer               Oppenheimer Oppenheimer
                                 Equity    Oppenheimer     High      Oppenheimer    Capital     Oppenheimer    Multiple     Global
                                 Index        Money       Income        Bond      Appreciation     Growth     Strategies  Securities
                                Division     Division    Division     Division      Division      Division     Division    Division
                                --------     --------    --------     --------      --------      --------     --------    --------
Increase (decrease)
  in net assets
Operations:
  Net investment income        $   23,936    $  9,451    $  5,912    $    8,393    $    4,908    $   38,737    $  3,444    $ 15,110
  Net realized gain
    (loss) on investments           4,223          --      (2,942)            2         1,258        (2,321)     (1,013)     (1,024)
  Change in net unrealized
    appreciation/depreciation
    of investments                270,019          --     (25,846)       38,909        24,284       150,834        (968)     11,081
                               ----------    --------    --------    ----------    ----------    ----------    --------    --------
Net increase (decrease) in
  net assets resulting from
  operations                      298,178       9,451     (22,876)       47,304        30,450       187,250       1,463      25,167
                               ----------    --------    --------    ----------    ----------    ----------    --------    --------
Capital transactions:
  (Note 8)
  Transfer of net premium       2,009,872     514,397     715,208     1,254,579     1,125,671     1,718,072     210,380     401,802
  Transfer to Guaranteed
    Principal Account                  --          --          --            --            --            --          --          --
  Transfer of surrender
    values                        (19,258)    113,182)    (81,313)      (10,246)      (13,860)       (2,243)     (5,757)     (4,489)
  Transfer due to
    reimbursement (payment)
    of accumulation unit
    value fluctuation              69,432       1,718       7,473         6,855        55,709        82,682       5,824       8,997
  Withdrawal due to charges
    for administrative and
    insurance costs               (10,661)     (2,269)     (1,263)         (725)       (8,871)      (10,400)       (858)     (2,207)
  Divisional transfers                 --          --          --            --            --            --          --          --
                               ----------    --------    --------    ----------    ----------    ----------    --------    --------
Net increase in net assets
  resulting from capital
  transactions                  2,049,385     400,664     640,105     1,250,463     1,158,649     1,788,111     209,589     404,103
                               ----------    --------    --------    ----------    ----------    ----------    --------    --------
Total increase                  2,347,563     410,115     617,229     1,297,767     1,189,099     1,975,361     211,052     429,270

NET ASSETS, at beginning
  of the year                       1,016       1,011       1,013         1,023           921           973         990         969
                               ----------    --------    --------    ----------    ----------    ----------    --------    --------
NET ASSETS, at end
  of the year                  $2,348,579    $411,126    $618,242    $1,298,790    $1,190,020    $1,976,334    $212,042    $430,239
                               ==========    ========    ========    ==========    ==========    ==========    ========    ========

*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 1998

                                                                                                  Panorama                Panorama
                               Oppenheimer Oppenheimer                               Panorama     LifeSpan    Panorama    LifeSpan
                                Strategic    Growth &     Panorama      Panorama  International  Diversified  LifeSpan     Capital
                                  Bond        Income    Total Return     Growth       Equity       Income     Balanced  Appreciation
                                Division     Division     Division      Division     Division     Division    Division    Division
                                --------     --------     --------      --------     --------     --------    --------    --------
Increase (decrease)
  in net assets
Operations:
  Net investment income         $  2,835    $   10,199   $   31,980    $   54,150    $    294     $     69    $ 2,543     $ 1,317
Net realized gain
  (loss) on investments              (49)       (1,985)      (4,047)       (2,259)         80       (1,213)      (231)        (19)
  Change in net unrealized
    appreciation/depreciation
    of investments                (3,286)      (63,406)      40,582       (28,399)     10,607          894     (1,395)       (132)
                                --------    ----------   ----------    ----------    --------     --------    -------     -------
Net increase (decrease)
  in net assets resulting
  from operations                   (500)      (55,192)      68,515        23,492      10,981         (250)       917       1,166
                                --------    ----------   ----------    ----------    --------     --------    -------     -------
Capital transactions:
  (Note 8)
  Transfer of net premium        392,044     1,184,530    1,142,980     1,011,655     141,407      136,142     67,382      50,715
  Transfer to Guaranteed
    Principal Account                 --            --           --            --          --           --         --          --
  Transfer of surrender
    values                            --       (15,810)     (16,795)      (17,339)         --      (89,192)    (1,076)         --
  Transfer due to
    reimbursement (payment)
    of accumulation unit
    value fluctuation              4,084        57,668       24,093        20,386      (3,835)       1,624        456         656
  Withdrawal due to charges
    for administrative and
    insurance costs                 (698)       (8,763)     (11,412)       (4,536)       (817)        (217)      (488)     (1,698)
  Divisional transfers                --            --           --            --          --           --         --          --
                                --------    ----------   ----------    ----------    --------     --------    -------     -------
Net increase in net assets
  resulting from capital
  transactions                   395,430     1,217,625    1,138,866     1,010,166     136,755       48,357     66,274      49,673
                                --------    ----------   ----------    ----------    --------     --------    -------     -------
Total increase                   394,930     1,162,433    1,207,381     1,033,658     147,736       48,107     67,191      50,839

NET ASSETS, at beginning
  of the year                      1,008         1,017          998           984         956        1,024        975         969
                                --------    ----------   ----------    ----------    --------     --------    -------     -------
NET ASSETS, at end
  of the year                   $395,938    $1,163,450   $1,208,379    $1,034,642    $148,692     $ 49,131    $68,166     $51,808
                                ========    ==========   ==========    ==========    ========     ========    =======     =======


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS For The Period October 1, 1997 (Commencement of Operations) Through December 31, 1997

                                          MML               Oppenheimer             Oppenheimer              Oppenheimer Oppenheimer
                                        Equity  Oppenheimer    High     Oppenheimer   Capital    Oppenheimer  Multiple     Global
                                        Index     Money       Income        Bond    Appreciation   Growth    Strategies  Securities
                                       Division  Division    Division     Division    Division    Division    Division    Division
                                       --------  --------    --------     --------    --------    --------    --------    --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)          $    8    $   11      $    16      $   14     $    (2)     $    (2)    $     7     $    (2)
  Change in net unrealized
    appreciation/depreciation
    of investments                           8        --           (3)          9         (77)         (25)        (17)        (29)
                                        ------    ------      -------      ------     -------      -------     -------     -------
Net increase (decrease) in net
  assets resulting from operations          16        11           13          23         (79)         (27)        (10)        (31)
                                        ------    ------      -------      ------     -------      -------     -------     -------
Capital transactions: (Note 8)
  Investment by Massachusetts Mutual
    Life Insurance Company               1,000     1,000        1,000       1,000       1,000        1,000       1,000       1,000
                                        ------    ------      -------      ------     -------      -------     -------     -------
Net increase in net assets resulting
  from capital transactions              1,000     1,000        1,000       1,000       1,000        1,000       1,000       1,000
                                        ------    ------      -------      ------     -------      -------     -------     -------
Total increase                           1,016     1,011        1,013       1,023         921          973         990         969

NET ASSETS, at beginning of the period      --        --           --          --          --           --          --          --
                                        ------    ------      -------      ------     -------      -------     -------     -------
NET ASSETS, at end of the year          $1,016    $1,011      $ 1,013      $1,023     $   921      $   973     $   990     $   969
                                        ======    ======      =======      ======     =======      =======     =======     =======


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period October 1, 1997 (Commencement of Operations)
Through December 31, 1997

                                                                                                  Panorama                Panorama
                                     Oppenheimer  Oppenheimer Panorama               Panorama      LifeSpan   Panorama    LifeSpan
                                      Strategic    Growth &     Total    Panorama  International Diversified  LifeSpan     Capital
                                        Bond        Income     Return     Growth      Equity       Income     Balanced  Appreciation
                                      Division     Division   Division   Division    Division     Division    Division    Division
                                      --------     --------   --------   --------    --------     --------    --------    --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)        $    17      $    1     $    (2)    $    (2)    $    (2)     $    (2)    $    (2)   $    (2)
  Change in net unrealized
    appreciation/depreciation
    of investments                         (9)         16          --         (14)        (42)          26         (23)       (29)
                                      -------      ------     -------     -------     -------      -------     -------    -------
  Net increase (decrease) in net
    assets resulting from operations        8          17          (2)        (16)        (44)          24         (25)       (31)
                                      -------      ------     -------     -------     -------      -------     -------    -------
  Capital transactions: (Note 8)
  Investment by Massachusetts
  Mutual Life Insurance Company         1,000       1,000       1,000       1,000       1,000        1,000       1,000      1,000
                                      -------      ------     -------     -------     -------      -------     -------    -------
Net increase in net assets
  resulting from capital
  transactions                          1,000       1,000       1,000       1,000       1,000        1,000       1,000      1,000
                                      -------      ------     -------     -------     -------      -------     -------    -------
Total increase                          1,008       1,017         998         984         956        1,024         975        969

NET ASSETS, at beginning
  of the period                            --          --          --          --          --           --          --         --
                                      -------      ------     -------     -------     -------      -------     -------    -------
NET ASSETS, at end of the year        $ 1,008      $1,017     $   998     $   984     $   956      $ 1,024     $   975    $   969
                                      =======      ======     =======     =======     =======      =======     =======    =======


                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -
Strategic Group Variable Universal Life

Notes To Financial Statements

1.   HISTORY

     Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

     MassMutual maintains eight segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

     On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

     On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life.

     On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

     On February 11, 1997, MassMutual established a fifth segment ("Strategic GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group flexible premium adjustable life insurance policy, known as Strategic Group Variable Universal Life.

     On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

     On November 12, 1997, MassMutual established a seventh segment ("VUL Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

     On July 13, 1998, MassMutual established an eighth segment ("Strategic Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable universal life insurance policy, known as Strategic Variable Life Plus.

     MassMutual paid $16,000 to the Strategic GVUL Segment on October 1, 1997 to provide initial capital: 5,513 shares were purchased in the three management investment companies described in Note 2 supporting the sixteen divisions of Strategic GVUL Segment.

     Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2.   INVESTMENT OF STRATEGIC GVUL SEGMENT'S ASSETS

     Strategic GVUL Segment maintains sixteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund ("MML Trust"), Oppenheimer Variable Account Funds ("Oppenheimer Trust"), or the Panorama Series Fund, Inc. ("Panorama Fund"). At any time, only eight divisions of the Separate Account plus the Guaranteed Principal Account ("GPA") are available to a policyowner.

     MML Trust, a no-load, open-end, management investment company registered under the Investment Company Act of 1940, with one of its six funds, MML Equity Index Fund, available to the Strategic Group Variable Universal Life policyowners. MassMutual serves as investment manager. MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") whereby Mellon Equity serves as the sub-adviser to the MML Equity Index Fund.

     Oppenheimer Trust is a diversified open-end, management investment company registered under the Investment Company Act of 1940, with nine of its ten funds currently available to the Strategic Group Variable Universal Life policyowners:

     Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund.

     Panorama Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, with six of its portfolios currently available to the Strategic Group Variable Universal Life policyowners: Panorama Total Return Portfolio, Panorama Growth Portfolio, Panorama International Equity Portfolio, Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio. OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust and Panorama Fund. OFI has entered into investment sub-advisory agreements with three sub-advisers to assist in the selection of portfolio investments for the Panorama Fund's three LifeSpan Portfolios and Panorama Fund's International Equity Portfolio. Babson-Stewart Ivory International ("Babson-Stewart") is the sub-adviser to the International Equity Portfolio and international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. BEA Associates ("BEA") is the sub-adviser to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub-adviser to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. For providing its services under the sub-advisory agreements, OFI pays the three sub-advisers a monthly fee calculated daily at an annual rate based on the average daily net assets of the portion of their respective components of the Panorama LifeSpan Portfolios.

     In addition to the sixteen divisions of Strategic GVUL Segment, a policyowner may also allocate funds to the Guaranteed Principal Account ("GPA"), which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the Investment Company Act of 1940.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by Strategic GVUL Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

     A.   Investment Valuation

     Investments in the MML Trust, the Oppenheimer Trust and the Panorama Fund are each stated at market value which is the net asset value per share of each of the respective underlying funds.

     B.   Accounting for Investments

     Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.   Federal Income Taxes

     MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic GVUL Segment is part of MassMutual's total operation and is not taxed separately. Strategic GVUL Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic GVUL Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic GVUL Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic GVUL Segment.

     D.   Policy Loan

     When a policy loan is made, Strategic GVUL Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic GVUL Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

     The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum 1.25%) for expenses and taxes.

     E.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     MassMutual charges the Strategic GVUL Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.75% of the value of each division's net assets.

     MassMutual makes certain deductions from the annual premium before amounts are allocated to the Strategic GVUL Segment or the GPA. A deduction as a percentage of premium is made for sales charges, state premium taxes and the deferred acquisition cost tax expense. No additional deductions are taken when money is transferred from the GPA to the Strategic GVUL Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.   SALES AGREEMENTS

     MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

     MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

     Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6.   PURCHASES AND SALES OF INVESTMENT

                                  MML                    Oppenheimer              Oppenheimer               Oppenheimer  Oppenheimer
                                 Equity     Oppenheimer     High     Oppenheimer    Capital     Oppenheimer   Multiple     Global
For The Year Ended               Index         Money       Income        Bond     Appreciation    Growth     Strategies  Securities
December 31, 1998               Division     Division     Division     Division     Division     Division     Division    Division
-----------------               --------     --------     --------     --------     --------     --------     --------    --------
Cost of purchases              $2,032,702   $  523,269   $  734,503   $1,240,030   $1,205,826   $1,857,542    $227,204    $430,964
Proceeds from sales            $   42,211   $  117,352   $   87,354   $   18,100   $   45,934   $   60,295    $ 13,760    $ 12,111
Average monthly
  value of securities          $1,386,653   $  223,670   $  452,026   $  816,450   $  753,357   $1,145,477    $142,793    $282,542

                                                                                                 Panorama                 Panorama
                               Oppenheimer Oppenheimer                              Panorama     LifeSpan     Panorama    LifeSpan
                                Strategic    Growth &     Panorama     Panorama  International  Diversified   LifeSpan    Capital
For The Year Ended                Bond        Income    Total Return    Growth       Equity       Income      Balanced  Appreciation
December 31, 1998               Division     Division     Division     Division     Division     Division     Division    Division
-----------------               --------     --------     --------     --------     --------     --------     --------    --------
Cost of purchases              $  401,329   $1,250,655   $1,199,629   $1,080,505   $  137,550   $  139,075    $ 74,267    $ 51,663
Proceeds from sales            $    2,334   $   23,991   $   28,777   $   18,594   $    1,402   $   90,537    $  5,321    $    590
Average monthly
  value of securities          $  289,404   $  733,649   $  700,711   $  644,330   $   74,787   $   71,662    $ 50,557    $ 29,802

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the Strategic GVUL Segment:

                                MML                 Oppenheimer                Oppenheimer                 Oppenheimer  Oppenheimer
                              Equity    Oppenheimer     High     Oppenheimer    Capital      Oppenheimer     Multiple      Global
For the Years Ended            Index       Money       Income       Bond      Appreciation     Growth       Strategies   Securities
December 31,                 Division     Division    Division     Division     Division      Division       Division     Division
------------                 --------     --------    --------     --------     --------      --------       --------     --------
1998                          21.50%        4.23%      (5.06%)       5.79%        4.04%        16.35%          1.02%        8.91%
For the Period
  October 1, 1997
  (Commencement of
  Operations) through
  December 31, 1997            1.61%        1.12%       1.29%        2.24%       (8.52%)       (2.79%)        (0.99%)      (3.23%)

                                                                                              Panorama                    Panorama
                           Oppenheimer  Oppenheimer                             Panorama      LifeSpan       Panorama     LifeSpan
                            Strategic     Growth &    Panorama     Panorama  International  Diversified      LifeSpan     Capital
For the Years Ended            Bond        Income   Total Return    Growth       Equity        Income        Balanced   Appreciation
December 31, (Continued)     Division     Division    Division     Division     Division      Division       Division     Division
------------------------     --------     --------    --------     --------     --------      --------       --------     --------
1998                           (.17%)      (7.52%)      9.78%        3.65%       14.68%        (0.35%)         1.81%        3.91%
For the Period
  October 1, 1997
  (Commencement of
  Operations) through
  December 31, 1997            0.79%        1.72%      (0.18%)      (1.66%)      (4.69%)        2.40%         (2.55%)      (3.19%)

     The net investment return for each division of the Strategic GVUL Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

     Note: The amounts shown for the period October 1, 1997 through December 31, 1997 are not annualized.

8.   NET INCREASE IN ACCUMULATION UNITS

                                MML                 Oppenheimer                Oppenheimer                 Oppenheimer  Oppenheimer
                              Equity    Oppenheimer     High     Oppenheimer    Capital      Oppenheimer     Multiple      Global
For the Years Ended            Index       Money       Income       Bond      Appreciation     Growth       Strategies   Securities
December 31, 1998            Division     Division    Division     Division     Division      Division       Division     Division
-----------------            --------     --------    --------     --------     --------      --------       --------     --------
Units purchased                45,271       54,829       9,480     144,974        67,775       114,523        13,150       18,364
Units withdrawn and
  transferred to                   --                       --          --            --            --            --           --
  Guaranteed Principal
  Account                     (44,609)    (120,633)    (84,836)    (22,077)      (40,471)      (51,956)      (13,712)     (14,203)
Units transferred
  between divisions         1,814,032      453,913     687,418   1,074,102     1,130,274     1,586,489       201,830      386,792
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Net Increase                1,814,694      388,110     612,062   1,196,999     1,157,578     1,649,057       201,267      390,953
Units, at beginning
  of the year                   1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Units, at end
  of the year               1,815,694      389,110     613,062   1,197,999     1,158,578     1,650,057       202,267      391,953
                            =========    =========   =========   =========     =========     =========       =======      =======

                                                                                              Panorama                    Panorama
                           Oppenheimer  Oppenheimer                             Panorama      LifeSpan       Panorama     LifeSpan
For the Years Ended         Strategic     Growth &    Panorama     Panorama  International  Diversified      LifeSpan     Capital
December 31, 1998              Bond        Income   Total Return    Growth       Equity        Income        Balanced   Appreciation
(Continued)                  Division     Division    Division     Division     Division      Division       Division     Division
-------------------          --------     --------    --------     --------     --------      --------       --------     --------
Units purchased                 2,195       82,970     153,414      93,794         4,819         2,545         3,343        8,084
Units withdrawn and
  transferred to                   --           --          --          --            --            --            --           --
  Guaranteed Principal
  Account                      (1,473)     (51,287)    (95,513)    (55,625)       (1,720)      (87,674)       (2,638)      (2,190)
Units transferred
  between divisions           382,932    1,067,948   1,040,904     937,893       127,116       130,210        64,616       43,667
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Net Increase                  383,655    1,099,630   1,098,805     976,062       130,215        45,081        65,320       49,560
Units, at beginning
  of the year                   1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Units, at end
  of the year                 384,655    1,100,630   1,099,805     977,062       131,215        46,081        66,320       50,560
                            =========    =========   =========   =========     =========     =========       =======      =======

                                MML                 Oppenheimer                Oppenheimer                 Oppenheimer  Oppenheimer
                              Equity    Oppenheimer     High     Oppenheimer    Capital      Oppenheimer     Multiple      Global
For the Years Ended            Index       Money       Income       Bond      Appreciation     Growth       Strategies   Securities
December 31, 1997            Division     Division    Division     Division     Division      Division       Division     Division
-----------------            --------     --------    --------     --------     --------      --------       --------     --------
Units purchased                 1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
Units withdrawn and
  transferred to
  Guaranteed Principal
  Account                          --           --          --          --            --            --            --           --
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Net Increase                    1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
Units, at beginning
  of the period                    --           --          --          --            --            --            --           --
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Units, at end
  of the year                   1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
                            =========    =========   =========   =========     =========     =========       =======      =======

                                                                                              Panorama                    Panorama
                           Oppenheimer  Oppenheimer                             Panorama      LifeSpan       Panorama     LifeSpan
For the Years Ended         Strategic     Growth &    Panorama     Panorama  International  Diversified      LifeSpan     Capital
December 31, 1998              Bond        Income   Total Return    Growth       Equity        Income        Balanced   Appreciation
(Continued)                  Division     Division    Division     Division     Division      Division       Division     Division
-------------------          --------     --------    --------     --------     --------      --------       --------     --------
Units purchased                 1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
Units withdrawn and
  transferred to
  Guaranteed Principal
  Account                          --           --          --          --            --            --            --           --
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Net Increase                    1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
Units, at beginning
  of the period                    --           --          --          --            --            --            --           --
                            ---------    ---------   ---------   ---------     ---------     ---------       -------      -------
Units, at end
  of the year                   1,000        1,000       1,000       1,000         1,000         1,000         1,000        1,000
                            =========    =========   =========   =========     =========     =========       =======      =======

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Strategic GVUL Segment. The combined net assets as of December 31, 1998 for Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select, Strategic GVUL and SVUL Segments, are as follows:

                                             MML           MML           MML                                   Oppenheimer
                               MML          Equity        Money         Managed        MML       Oppenheimer       High
                              Equity        Index         Market         Bond         Blend         Money         Income
                             Division      Division      Division      Division      Division      Division      Division
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total assets               $68,569,760   $ 3,773,362   $13,343,746   $25,285,963   $18,619,343   $ 3,331,631   $ 2,182,008
Total liabilities              103,103           946        25,266        23,205        22,397         1,263         3,659
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                 $68,466,657   $ 3,772,416   $13,318,480   $25,262,758   $18,596,946   $ 3,330,368   $ 2,178,349
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life
  insurance policies        68,346,866     3,763,311    13,264,755    25,197,666    18,501,132     3,323,389     2,162,993
Retained in Variable
  Life Separate
  Account I by
  Massachusetts Mutual
  Life Insurance Company       119,791         9,105        53,725        65,092        95,814         6,979        15,356
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                 $68,466,657   $ 3,772,416   $13,318,480   $25,262,758   $18,596,946   $ 3,330,368   $ 2,178,349
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========

                                         Oppenheimer                 Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer
                           Oppenheimer     Capital     Oppenheimer     Multiple       Global      Strategic      Growth &
                               Bond      Appreciation    Growth       Strategies    Securities      Bond          Income
                             Division      Division     Division       Division      Division      Division      Division
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total assets               $ 1,980,384   $16,395,636   $13,202,771   $   941,427   $ 9,080,902   $ 1,250,072   $ 3,209,353
Total liabilities                  429        13,959        11,379           854         9,817         1,912           673
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                 $ 1,979,955   $16,381,677   $13,191,392   $   940,573   $ 9,071,085   $ 1,248,160   $ 3,208,680
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life
  insurance policies         1,972,470    16,354,171    13,168,469       930,839     9,047,257     1,233,948     3,196,228
Retained in Variable
  Life Separate
  Account I by
  Massachusetts Mutual
  Life Insurance Company         7,485        27,506        22,923         9,734        23,828        14,212        12,452
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                 $ 1,979,955   $16,381,677   $13,191,392   $   940,573   $ 9,071,085   $ 1,248,160   $ 3,208,680
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========

                                                                       Panorama                    Panorama
                             Panorama                    Panorama      LifeSpan      Panorama      LifeSpan
                               Total       Panorama   International  Diversified     LifeSpan      Capital       Dreyfus
                              Return        Growth        Equity        Income       Balanced    Appreciation     Index
                             Division      Division      Division      Division      Division      Division      Division
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total assets               $ 1,208,387   $ 1,034,642   $   148,692   $    93,514   $    74,338   $    58,063   $46,510,033
Total liabilities                    8             0             0           123           135            89        51,088
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                 $ 1,208,379   $ 1,034,642   $   148,692   $    93,391   $    74,203   $    57,974   $46,458,945
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========
Net assets:
For variable life
  insurance policies         1,207,280     1,033,583       147,559        86,570        67,138        50,784    46,449,250
Retained in Variable
  Life Separate
  Account I by
  Massachusetts Mutual
  Life Insurance Company         1,099         1,059         1,133         6,821         7,065         7,190         9,695
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net assets                 $ 1,208,379   $ 1,034,642   $   148,692   $    93,391   $    74,203   $    57,974   $46,458,945
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========

                                           American
                          T. Rowe Price    Century       Fidelity
                             Mid-Cap      VP Income       VIP II
                              Growth       & Growth     Contrafund
                             Division      Division      Division
                           -----------   -----------   -----------
Total assets               $    24,898   $    16,456   $    24,825
Total liabilities                    4             4             5
                           -----------   -----------   -----------
Net assets                 $    24,894   $    16,452   $    24,820
                           ===========   ===========   ===========
Net assets:
For variable life
  insurance policies            24,894        16,452        24,820
Retained in Variable
  Life Separate
  Account I by
  Massachusetts Mutual
  Life Insurance Company            --            --            --
                           -----------   -----------   -----------
Net assets                 $    24,894   $    16,452   $    24,820
                           ===========   ===========   ===========

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

     (a) each director, officer or employee;

     (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

     (c) any individual who serves in any capacity with respect to any employee benefit plan;

     from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

     (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

     (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

     (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                     OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 2


This Post-Effective Amendment is comprised of the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consists of 98 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The signatures.

     Written consents of the following persons:


          1.   Independent accountants, PricewaterhouseCoopers LLP.


          2. Counsel opining as to the legality of securities being registered.

          3. Opinion opining as to actuarial matters contained in the Registration Statement by John Valencia, Assistant Vice President.

The following exhibits:

     1.   Exhibit 1

          (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) (a) Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account.(1)

               (b) Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the GVUL Segment of Massachusetts Mutual Variable Life Separate Account I.(1)

          (2)  Not Applicable.

          (3) (a) Form of Distribution Servicing Agreement between MML Distributors, LLC, and MassMutual.(1)

               (b) Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual.(1)

               (c)  Form of Broker Dealer Selling Agreement.(1)

          (4)  Not Applicable.

          (5) Form of Flexible Premium Adjustable Life Insurance Certificate To Age 95 With Variable Rider.(3)

          (6)  Organizational documents of the Company.

               (a)  Certificate of Incorporation of MassMutual.(1)

               (b)  By-Laws of MassMutual.(1)

          (7)  Not Applicable.

          (8) (a) Form of Participation Agreement with Oppenheimer Variable Account Funds.(1)

               (b) Form of Participation Agreement with Panorama Series Fund, Inc.(1)


               (c) Participation Agreement with T. Rowe Price Equity Series, Inc.(5)

               (d)  Participation Agreement with MFS Variable Insurance
                    Trust.(5)

               (e) Participation Agreement with Fidelity Variable Insurance Products Fund II.(5)


          (9)  Not Applicable.

          (10) (a)  Form of Enrollment Form.(2)

               (b)  Form of Application.(2)

               (c)  Form of Variable Rider is included in Exhibit 1(5) above.

          (11) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.(3)

2. Opinion and Consent of Counsel as to the legality of the securities being registered.(7)

3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

4.   Not Applicable.

5. Opinion and consent of John Valencia opining as to actuarial matters pertaining to the securities being registered.(7)


6.   Consent of Independent Accountants, PricewaterhouseCoopers LLP.(7)


7.   (i)   Powers of Attorney.(1)

     (ii)  Power of Attorney for Roger G. Ackerman.(4)

     (iii) Power of Attorney for Robert J. O'Connell and Thomas B. Wheeler(6)

(1) Incorporated by reference to Registrant's Initial Registration Statement No. 333-22557, filed with the Commission on February 28, 1997.

(2) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557, filed with the Commission on August 4, 1997.


(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-22557, filed with the Commission on April 24, 1998.

(4) Incorporated by reference to Registration Statement No. 333-45039, filed with the Commission on June 4, 1998.

(5) Incorporated by reference to Initial Registration Statement No. 333-65887, filed with the Commission on October 20, 1998.


(6) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement 333-65887 filed on January 28, 1999


(7) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No.2 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
     (Depositor)

By: /s/ Robert J. O'Connell*
    --------------------------
Robert J. O'Connell, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe      On April 22, 1999, as Attorney-in-Fact pursuant to
--------------------     *Richard M. Howe powers of attorney.

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 333-22557 has been signed by the following persons in the capacities and on the dates indicated.

        Signature                       Title                                           Date
        ---------                       -----                                           ----
/s/ Robert J. O'Connell*                President and Chief Executive Officer           April 22, 1999
--------------------------
Robert J. O'Connell

/s/ Joseph M. Zubretsky*                Executive Vice President,                       April 22, 1999
--------------------------              Chief Financial Officer &
Joseph M. Zubretsky                     Chief Accounting Officer


/s/ Roger G. Ackerman*                  Director                                        April 22, 1999
--------------------------
Roger G. Ackerman

/s/ James R. Birle*                     Director                                        April 22, 1999
--------------------------
James R. Birle

/s/ Gene Chao*                          Director                                        April 22, 1999
--------------------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*               Director                                        April 22, 1999
--------------------------
Patricia Diaz Dennis

s/ Anthony Downs*                       Director                                        April 22, 1999
--------------------------
Anthony Downs

/s/ James L. Dunlap*                    Director                                        April 22, 1999
--------------------------
James L. Dunlap

/s/ William B. Ellis*                   Director                                        April 22, 1999
--------------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*                    Director                                        April 22, 1999
--------------------------
Robert M. Furek

/s/ Charles K. Gifford*                 Director                                        April 22, 1999
--------------------------

Charles K. Gifford

/s/ William N. Griggs*                  Director                                        April 22, 1999
--------------------------
William N. Griggs

/s/ George B. Harvey*                   Director                                        April 22, 1999
--------------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*             Director                                        April 22, 1999
--------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*                   Director                                        April 22, 1999
--------------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*               Director                                        April 22, 1999
--------------------------
William B. Marx, Jr.

/s/ John F. Maypole*                    Director                                        April 22, 1999
--------------------------
John F. Maypole

/s/ Thomas B. Wheeler*                  Director                                        April 22, 1999
--------------------------
Thomas B. Wheeler

/s/ Alfred M. Zeien*                    Director                                        April 22, 1999
--------------------------
Alfred M. Zeien

/s/ Richard M. Howe                     On April 22, 1999, as Attorney-in-Fact pursuant to
--------------------------              powers of attorney.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 2 to Registration Statement No. 333-22557 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                    /s/ James M. Rodolakis
                                    --------------------------
                                    James M. Rodolakis
                                    Counsel
                                    Massachusetts Mutual Life Insurance Company

                                  EXHIBIT LIST

99.2      Opinion and Consent of James M. Rodolakis.

99.C.6.   Opinion and consent of John M. Valencia.


99.C.1.   Consent of Independent Accountants, PricewaterhouseCoopers LLP.